                                                                    EXHIBIT 10.1





                        TRANSFER AND SERVICING AGREEMENT


                                      among


             DISTRIBUTION FINANCIAL SERVICES RV/MARINE TRUST 2001-1,
                                   as Issuer,



                DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION,
                                  as Depositor


                                       and


                    DEUTSCHE FINANCIAL SERVICES CORPORATION,
                                   as Servicer


                          Dated as of November 1, 2001

                               TABLE OF CONTENTS

                                                     ARTICLE I
                                                    Definitions

SECTION 1.01      Definitions.....................................................................................1
SECTION 1.02      Other Definitional Provisions...................................................................1

                                                    ARTICLE II
                                            Contribution of Receivables

SECTION 2.01      Contribution....................................................................................2
SECTION 2.02      Intent of the Parties...........................................................................2

                                                    ARTICLE III
                                                  The Receivables

SECTION 3.01      Representations and Warranties with Respect to the Receivables..................................3
SECTION 3.02      Custody of Receivable Files.....................................................................5
SECTION 3.03      Duties of Servicer as Custodian.................................................................6
SECTION 3.04      Instructions; Authority To Act..................................................................6
SECTION 3.05      Custodian's Indemnification.....................................................................6
SECTION 3.06      Effective Period and Termination................................................................7

                                                    ARTICLE IV
                                    Administration and Servicing of Receivables

SECTION 4.01      Duties of Servicer..............................................................................7
SECTION 4.02      Collection and Application of Receivable Payments...............................................8
SECTION 4.03      Realization upon Receivables....................................................................8
SECTION 4.04      Physical Damage Insurance.......................................................................9
SECTION 4.05      Maintenance of Security Interests in Financed Assets............................................9
SECTION 4.06      Covenants of Servicer...........................................................................9
SECTION 4.07      Purchase of Receivables upon Breach.............................................................9
SECTION 4.08      Servicing Fee..................................................................................10
SECTION 4.09      Servicer's Certificate.........................................................................10
SECTION 4.10      Annual Statement as to Compliance; Notice of Default...........................................10
SECTION 4.11      Annual Independent Certified Public Accountants' Report........................................11
SECTION 4.12      Access to Certain Documentation and Information Regarding Receivables..........................11
SECTION 4.13      Servicer Expenses..............................................................................12
SECTION 4.14      Appointment of Subservicer.....................................................................12



SECTION 4.15      Fidelity Bond; Errors and Omissions Insurance..................................................12

                                                     ARTICLE V
                                     Distributions; Statements to Noteholders

SECTION 5.01      Establishment of Trust Accounts................................................................13
SECTION 5.02      Collections....................................................................................16
SECTION 5.03      Application of Collections.....................................................................17
SECTION 5.04      Advances.......................................................................................18
SECTION 5.05      Additional Deposits............................................................................18
SECTION 5.06      Distributions..................................................................................18
SECTION 5.07      Reserve Account................................................................................22
SECTION 5.08      Statements to Noteholders......................................................................22

                                                    ARTICLE VI
                                                   The Depositor

SECTION 6.01      Representations of Depositor...................................................................23
SECTION 6.02      Corporate Existence............................................................................24
SECTION 6.03      Liability of the Depositor.....................................................................25
SECTION 6.04      Indemnification................................................................................25
SECTION 6.05      Merger or Consolidation of, or Assumption of the Obligations
                  of Depositor...................................................................................26
SECTION 6.06      Limitation on Liability of Depositor and Others................................................26
SECTION 6.07      Depositor May Own Notes........................................................................27
SECTION 6.08      Pennsylvania Motor Vehicle Sales Finance Act License...........................................27

                                                    ARTICLE VII
                                                   The Servicer

SECTION 7.01      Representations and Warranties of the Servicer.................................................27
SECTION 7.02      Indemnities, etc. of Servicer..................................................................28
SECTION 7.03      Merger or Consolidation of, or Assumption of the Obligations of,
                  Servicer.......................................................................................29
SECTION 7.04      Limitation on Liability of Servicer and Others.................................................30
SECTION 7.05      Resignation of Servicer........................................................................30

                                                   ARTICLE VIII
                                                 Servicer Default

SECTION 8.01      Servicer Default...............................................................................31
SECTION 8.02      Appointment of Successor.......................................................................32
SECTION 8.03      Repayment of Advances..........................................................................33
SECTION 8.04      Notification to Noteholders....................................................................33




SECTION 8.05      Waiver of Past Defaults........................................................................33

                                                    ARTICLE IX
                                                    Termination

SECTION 9.01      Optional Purchase of All Receivables...........................................................34

                                                     ARTICLE X
                                                   Miscellaneous

SECTION 10.01     Amendment......................................................................................34
SECTION 10.02     Protection of Title to Trust; Change of Name, Identity,
                  Corporate Structure or Location of the Depositor, Etc..........................................35
SECTION 10.03     Notices........................................................................................37
SECTION 10.04     Assignment.....................................................................................37
SECTION 10.05     Limitations on Rights of Others................................................................38
SECTION 10.06     Severability...................................................................................38
SECTION 10.07     Separate Counterparts..........................................................................38
SECTION 10.08     Headings.......................................................................................38
SECTION 10.09     Governing Law..................................................................................38
SECTION 10.10     Nonpetition Covenants..........................................................................38
SECTION 10.11     Limitation of Liability of Owner Trustee and Indenture Trustee.................................39
SECTION 10.12     Waiver.........................................................................................39
SECTION 10.13     Separate Corporate Existence...................................................................39
SECTION 10.14     Submission to Jurisdiction.....................................................................41
SECTION 10.15     Tax Treatment..................................................................................42

APPENDIX A        Definitions (Section 1.01)
SCHEDULE A        Schedule of Receivables
SCHEDULE B        Location of the Receivable Files (Section 3.03(b))
EXHIBIT A         Form of Monthly Payment Date Statement to Noteholders (Section 5.08)
EXHIBIT B         Form of Servicer's Certificate (Section 4.09)
EXHIBIT C         Final Certification of Custodian  (Section 3.02)


         TRANSFER AND SERVICING AGREEMENT dated as of November 1, 2001 (this "Agreement") among DISTRIBUTION FINANCIAL SERVICES RV/MARINE TRUST 2001-1, a New York common law trust (the "Issuer"), DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION, a Nevada corporation, as Depositor (the "Depositor"), and DEUTSCHE FINANCIAL SERVICES CORPORATION, a Nevada corporation ("DFS"), as Servicer.

         WHEREAS, the Issuer desires to acquire Receivables from the Depositor;

         WHEREAS, the Depositor is willing to contribute such Receivables to the Issuer; and

         WHEREAS, the Depositor acquired such Receivables from the Transferor pursuant to the Ganis/Depositor Transfer Agreement, and the Transferor acquired certain of such Receivables from DFS pursuant to the DFS/Ganis Transfer Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

         SECTION 1.01 Definitions. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used herein (including in the recitals hereto) have the respective meanings assigned thereto in Appendix A for all purposes of this Agreement.

         SECTION 1.02  Other Definitional Provisions.


         (a) All terms defined in Appendix A attached hereto shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (b) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

         (c) The words "hereof", "herein", "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

         (d) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

         (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, amended and restated or otherwise modified and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

         (f) Each reference to the "close of business" on a particular day shall mean 5:00 p.m. Pacific Time on such day.


                                   ARTICLE II

                           Contribution of Receivables

         SECTION 2.01 Contribution. The Depositor does hereby transfer, assign, set over and otherwise convey to the Issuer, as a capital contribution, without recourse (subject to the obligations of the Depositor set forth herein), all right, title and interest of the Depositor in, to and under (but none of the obligations of the Depositor under):

         (a) the Receivables, the DFS/Ganis Transfer Agreement and the other Transferor Conveyed Property;

         (b)      the Ganis/Depositor Transfer Agreement; and

         (c)      the proceeds of any and all of the foregoing.

         The Receivables and other items covered by clauses (a)-(c) of this
Section 2.01 shall be referred to collectively as the "Depositor Conveyed Property".

         SECTION 2.02 Intent of the Parties.

         (a) The Depositor and the Issuer intend that the conveyance by the Depositor to the Issuer of the right, title and interest of the Depositor in, to and under the Receivables and the other Depositor Conveyed Property pursuant to this Agreement shall constitute a capital contribution and not a loan. However, in the event that, notwithstanding the intent of the parties, such conveyance is deemed to be a transfer for security and not a capital contribution, then (i) the Depositor shall be deemed to have granted, and in such event does hereby grant, to the Issuer a first priority security interest in all of its right, title and interest in, to and under the Depositor Conveyed Property, and (ii) this Agreement shall constitute a security agreement under applicable law with respect to such conveyance. If such conveyance is deemed to be a transfer for security and not a capital contribution, the Depositor consents to the Issuer hypothecating and transferring such security interest in favor of any assignee or assignees and transferring the obligations secured thereby to such assignee or assignees.

         (b) No party hereto shall take any action that is inconsistent with the ownership of the Depositor Conveyed Property by the Issuer, and each party hereto shall inform any Person inquiring about the Receivables that the Issuer owns the Depositor Conveyed Property. Without limiting the generality of the foregoing, for accounting, tax and other purposes the Depositor and the Issuer shall treat the transfer of the Depositor Conveyed Property by the Depositor to the Issuer as a capital contribution by the Depositor to the Issuer. Notwithstanding any other provision of this Agreement, no Person shall have any recourse to DFS, the Transferor, the Depositor or the Servicer on account of the financial inability of any Obligor to make payments in respect of a Receivable.


                                   ARTICLE III

                                 The Receivables

         SECTION 3.01 Representations and Warranties with Respect to the Receivables. DFS has made the representations and warranties set forth in
Section 3.01 of the DFS/Ganis Transfer Agreement, and has consented to the assignment by the Transferor to the Depositor and by the Depositor to the Issuer of the Transferor's rights with respect thereto. The Transferor has made the representations and warranties set forth in Section 3.01 of the Ganis/Depositor Transfer Agreement, and has consented to the assignment by the Depositor to the Issuer of the Depositor's rights with respect thereto. Pursuant to Section 2.01 of this Agreement, the Depositor has transferred to the Issuer all of the Depositor's right, title and interest in, to and under the DFS/Ganis Transfer Agreement and the Ganis/Depositor Transfer Agreement, which shall be understood to include the representations and warranties of DFS and the Transferor therein, upon which the Issuer relies in accepting the Receivables, together with all rights of the Depositor with respect to any breach thereof, including the right to require DFS or the Transferor, as the case may be, to purchase Receivables in accordance with the DFS/Ganis Transfer Agreement or the Ganis/Depositor Transferor Agreement, as the case may be.

         The Depositor makes the following representations and warranties as to the Receivables on which the Issuer is deemed to have relied in acquiring the Receivables. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing

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Date, but shall survive the transfer and assignment of the Receivables to the
Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

         (a) Title. No Receivable has been sold, transferred, assigned or pledged by the Depositor to any Person other than the Issuer. Immediately prior to the transfer and assignment by the Depositor to the Issuer, the Depositor had good and marketable title to each Receivable, free and clear of all Liens and, immediately upon the transfer thereof, the Issuer shall have good and marketable title to each Receivable, free and clear of all Liens; and such transfer has been perfected under the UCC.

         (b) All Filings Made. All filings (including UCC filings) necessary in any jurisdiction to give (i) the Issuer a first perfected ownership interest in the Receivables and (ii) the Indenture Trustee a first perfected security interest in the Receivables have been made.

         Upon discovery by the Depositor, the Servicer, the Owner Trustee or the Indenture Trustee of a breach of any of the representations and warranties of the Depositor set forth in this Section, of the Transferor set forth in Section
3.01 of the Ganis/Depositor Transfer Agreement or of DFS set forth in Section
3.01 of the DFS/Ganis Transfer Agreement, in each case which materially and adversely affects the value of the Receivables or the interest therein of the Issuer or the Indenture Trustee (or which materially and adversely affects the interest of the Issuer or the Indenture Trustee in the related Receivable in the case of a representation and warranty relating to a particular Receivable), the Person discovering such breach shall give prompt written notice to the other parties hereto. On the last day of the Collection Period following the Collection Period during which the Depositor discovers or receives notice of any such breach of any such representation or warranty, if such breach shall not have been cured in all material respects by such last day, then the Depositor shall purchase (and, if applicable, the Depositor shall enforce the obligation of DFS, under the DFS/Ganis Transfer Agreement, or Ganis, under the Ganis/Depositor Transfer Agreement, to purchase) such Receivable from the Issuer as of such last day at a price equal to the Purchase Amount of such Receivable, which price the Depositor shall remit in the manner specified in Section 5.05; provided that this section is subject to the longer time period for a breach of
Section 3.01(xiii) of the DFS/Ganis Transfer Agreement and Section 3.01(xiii) of the Ganis/Depositor Transfer Agreement set forth in Section 3.01 of such agreements; provided, further, however, that the obligation of the Depositor to purchase any Receivable that arises as a result of a breach of the representations and warranties of DFS or the Transferor under the DFS/Ganis Transfer Agreement or the Ganis/Depositor Agreement, as the case may be, is subject to the payment of the Purchase Amount by DFS or the Transferor in accordance with the DFS/Ganis Transfer Agreement or the Ganis/Depositor Transfer Agreement, as the case may be. Subject to the indemnification provisions contained in the last paragraph of this Section, the sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Residual Interestholder and the Noteholders with respect to a breach of representations and warranties of the Depositor set forth in this Section shall be to require the Depositor to purchase Receivables pursuant to this Section, subject to the conditions contained herein; provided that this Section shall not limit the right of the Servicer, the Owner Trustee or the Indenture Trustee to enforce (or to cause the Depositor to enforce) the obligation of DFS or the Transferor to purchase Receivables pursuant to the DFS/Ganis Transfer Agreement or the Ganis/Depositor Transfer Agreement, as the case may be.

         The Depositor shall indemnify the Issuer, the Owner Trustee and the Indenture Trustee and hold each harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Depositor's representations and warranties contained in this Agreement; provided that the Depositor shall not be liable for any indirect damages or for any loss, damage, penalty, fine, forfeiture, legal fees and related costs, judgments and other costs and expenses caused by the wilful misconduct of the Issuer, the Owner Trustee or the Indenture Trustee.

         SECTION 3.02 Custody of Receivable Files. To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Issuer hereby revocably appoints the Servicer, and the Servicer hereby accepts such appointment, to act for the benefit of the Issuer and the Indenture Trustee as custodian of the following documents or instruments which are hereby or shall hereby be constructively delivered to the Indenture Trustee, as pledgee of the Issuer, as of the Closing Date with respect to each Receivable:

         (a) the fully executed original Receivable;

         (b) a fully executed assignment of the Receivable in blank or from the related Dealer to DFS or the Transferor, as the case may be, if such Receivable was acquired by DFS or the Transferor, as the case may be, from a Dealer.

         (c) a certificate of physical damage insurance, application form for such insurance signed by the Obligor or a signed representation letter from the Obligor named in the Receivable pursuant to which the Obligor has agreed to obtain physical damage insurance for the Financed Asset, or copies thereof;

         (d) the Title Document, Lien Certificate or application therefor, except with respect to Financed Boats that are Federally Documented Boats, or a certification from the Servicer that it has received confirmation from an authorized official of the appropriate governmental office of the existence of the first lien of DFS or the Transferor with respect to the related Financed Asset; and

         (e) a credit application signed by the Obligor, or a copy thereof.

         Within 120 days after the Closing Date, the Servicer, as custodian, shall ascertain whether all of the Receivable Files are in its possession, and shall deliver to the Indenture Trustee a certification ("Final Certification") substantially in the form attached as Exhibit C hereto. During the term of this Agreement, in the event the Servicer, as custodian, discovers any defect with respect to the Receivable File, the Servicer, as custodian, shall give written specification of such defect to the Indenture Trustee.

         SECTION 3.03 Duties of Servicer as Custodian.

         (a) Safekeeping. The Servicer shall hold the Receivable Files as custodian for the benefit of the Issuer and the Indenture Trustee and maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as shall enable the Issuer to comply with this Agreement. In performing its duties as custodian the Servicer shall act with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to the receivable files relating to all comparable recreational vehicle or boat receivables that the Servicer services for itself or others. The Servicer shall conduct, or cause to be conducted, periodic audits of the Receivable Files held by it under this Agreement and of the related accounts, records and computer systems, in such a manner as shall enable the Issuer or the Indenture Trustee to verify the accuracy of the Servicer's record keeping. The Servicer shall promptly report to the Issuer and the Indenture Trustee any failure on its part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided and shall promptly take appropriate action to remedy any such failure.

         (b) Maintenance of and Access to Records. The Servicer shall maintain each Receivable File at its office specified in Schedule B or at such other office as shall be specified to the Issuer and the Indenture Trustee by written notice not later than 90 days after any change in location. At the time of any such change of location, the Servicer will deliver to the Indenture Trustee an opinion of counsel opining that the Indenture Trustee's security interest in the Receivables remains perfected and of first priority. The Servicer shall make available to the Issuer and the Indenture Trustee or their respective duly authorized representatives, attorneys or auditors a list of locations of the Receivable Files, and access to such Receivable Files and the related accounts, records and computer systems maintained by the Servicer at such times during normal business hours as the Issuer or the Indenture Trustee shall instruct. Access to Receivable Files by Noteholders, Note Owners and the Residual Interestholder is covered by Section 4.12. Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

         (c) Release of Documents. Upon written instruction from the Indenture Trustee, the Servicer shall release any Receivable File to the Indenture Trustee, the Indenture Trustee's agent or the Indenture Trustee's designee, as the case may be, at such place or places as the Indenture Trustee may designate, as soon as practicable following the Servicer's receipt of such written instruction.

         SECTION 3.04 Instructions; Authority To Act. The Servicer shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by a Trust Officer of the Indenture Trustee.

         SECTION 3.05 Custodian's Indemnification. The Servicer as custodian shall indemnify the Trust, the Owner Trustee and the Indenture Trustee and each of their respective officers, directors, employees and agents for any and all liabilities, obligations, losses, compensatory damages, payments, costs or expenses of any kind whatsoever that may be imposed on, incurred by or asserted against the Trust, the Owner Trustee or the Indenture Trustee or any of their respective officers, directors, employees and agents as the result of any improper act or omission in any way relating to the maintenance and custody of the Receivable Files by the Servicer as custodian thereof; provided, however, that the Servicer shall not be liable to the Owner Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Owner Trustee, and the Servicer shall not be liable to the Indenture Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Indenture Trustee.

         SECTION 3.06 Effective Period and Termination. The Servicer's appointment as custodian shall become effective as of the Cutoff Date and shall continue in full force and effect until terminated pursuant to this Section. If DFS shall resign as Servicer in accordance with Article VII of this Agreement or if all of the rights and obligations of any Servicer shall have been terminated pursuant to Section 8.01, the appointment of such Servicer as custodian shall be terminated by the Indenture Trustee or by the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes (or, if Notes have been paid in full, by the Owner Trustee or by the Residual Interestholder, in the same manner as the Indenture Trustee or such Holders of Notes may terminate the rights and obligations of the Servicer under Section 8.01). The Indenture Trustee or, with the consent of the Indenture Trustee, the Owner Trustee may terminate the Servicer's appointment as custodian, with cause, at any time upon written notification to the Servicer and, without cause, upon 30 days' prior written notification to the Servicer. As soon as practicable after any termination of such appointment, the Servicer shall deliver the Receivable Files to the Indenture Trustee or the Indenture Trustee's agent at such place or places as the Indenture Trustee may reasonably designate.


                                   ARTICLE IV

                  Administration and Servicing of Receivables

         SECTION 4.01 Duties of Servicer. The Servicer, for the benefit of the Issuer (to the extent provided herein), shall manage, service, administer and make collections on the Receivables (other than Purchased Receivables) with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to all comparable recreational vehicle or boat receivables, as applicable, that it services for itself or others. The Servicer's duties shall include collection and posting of all payments, responding to inquiries of Obligors on such Receivables, investigating delinquencies, sending payment coupons to Obligors, reporting tax information to Obligors, accounting for collections, furnishing monthly and annual statements to the Owner Trustee and the Indenture Trustee with respect to distributions and making Advances pursuant to Section 5.04. Subject to the provisions of Section 4.02, the Servicer shall follow its customary standards, policies and procedures in performing its duties as Servicer. Without limiting the generality of the foregoing, the Servicer is authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders, the Residual Interestholder or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Receivables or to the Financed Assets securing such Receivables. If the Servicer shall commence a legal proceeding to enforce a Receivable, the Issuer (in the case of a Receivable other than a Purchased Receivable) shall thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Receivable to the Servicer. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the grounds that it shall not be a real party in interest or a holder entitled to enforce such Receivable, the Owner Trustee shall, at the Servicer's expense and direction, take steps to enforce such Receivable, including bringing suit in its name or the name of the Owner Trustee, the Indenture Trustee, the Residual Interestholder or the Noteholders. The Owner Trustee shall upon the written request of the Servicer furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

         SECTION 4.02 Collection and Application of Receivable Payments. The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable recreational vehicle or boat receivables that it services for itself or others. Subject to the foregoing, the Servicer may grant extensions, rebates or adjustments on a Receivable, which shall not, for the purposes of this Agreement, modify the original due dates (except that DFS as Servicer may, for administrative purposes, modify the due date of a Receivable to a different date in the same month, which date shall be reflected in its servicing records) or amounts of the originally scheduled payments of interest on Receivables; provided, however, that if the Servicer extends the date for final payment by the Obligor of any Receivable beyond the end of the Collection Period preceeding the latest Final Scheduled Payment Date, it shall promptly purchase the Receivable from the Issuer in accordance with the terms of Section 4.07. The Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Receivable. The Servicer shall not agree to any alteration of the interest rate or the originally scheduled payments on any Receivable. The Servicer shall apply payments by or on behalf of Obligors in accordance with Section 5.03.

         SECTION 4.03 Realization upon Receivables. On behalf of the Issuer, the Servicer shall use its best efforts, consistent with its customary servicing procedures, to repossess or otherwise convert the ownership of the Financed Assets securing any Receivable as to which the Servicer shall have determined eventual payment in full is unlikely. The Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of the Receivables, which may include reasonable efforts to realize upon any recourse to Dealers and selling the Financed Asset at public or private sale. The Servicer shall be entitled to reimbursement out of recoveries on such Defaulted Receivable for its reasonable, out-of-pocket costs and expenses incurred in realizing upon any Financed Asset securing any Receivable that becomes a Defaulted Receivable or in attempting to repossess any Financed

Asset and in prosecuting legal action against any Obligor in respect of any Receivable. The foregoing shall be subject to the provision that, in any case in which the Financed Asset shall have suffered damage, (i) the Servicer shall not expend funds in connection with the repair or the repossession of such Financed Asset unless it shall determine in its discretion that such repair and/or repossession shall increase the Liquidation Proceeds by an amount greater than the amount of its expenses in connection with such repair and/or repossession, and (ii) the Servicer may, subject to Section 4.01, allow Obligors to use the proceeds of the applicable Insurance Policy to repair or replace such Financed Asset rather than to prepay the related Receivable.

         SECTION 4.04 Physical Damage Insurance. The Servicer shall, in accordance with its customary servicing procedures, require that each Obligor shall have obtained physical damage insurance covering the Financed Asset as of the execution of the Receivable.

         SECTION 4.05 Maintenance of Security Interests in Financed Assets. The Servicer shall, in accordance with its customary servicing procedures, take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Asset (except for certain horse trailers). The Servicer is hereby authorized to take such steps as are necessary to re-perfect such security interest on behalf of the Issuer and the Indenture Trustee in the event of the relocation of a Financed Asset or for any other reason.

         With respect to each Federally Documented Boat, the Servicer shall cause an Assignment of Preferred Mortgage (with a completed Schedule 1) to be duly filed with the Coast Guard, in each case no later than 180 days after the Closing Date, evidencing the assignment of the security interest in such Federally Documented Boat from Ganis or DFS, as applicable, to the Boat Mortgage Trustee.

         SECTION 4.06 Covenants of Servicer. The Servicer shall not release the Financed Asset securing any Receivable from the security interest granted by such Receivable in whole or in part (except in the event of payment in full by the Obligor thereunder or repossession, or except as ordered by a court of competent jurisdiction), nor shall the Servicer impair the rights of the Issuer, the Indenture Trustee, the Residual Interestholder or the Noteholders in such Receivable, nor shall the Servicer increase the number of scheduled payments due under a Receivable.

         SECTION 4.07 Purchase of Receivables upon Breach. The Servicer or the Owner Trustee shall inform the other party and the Indenture Trustee and the Depositor promptly, in writing, upon the discovery of any breach of the Servicer's obligations under Section 4.02, 4.05 or 4.06. Unless the breach shall have been cured by the last day of the second Collection Period following such discovery (or, at the Servicer's election, the last day of the first following Collection Period), the Servicer shall purchase from the Trust any Receivable materially and adversely affected by such breach as of such last day; provided, that, with respect to any Federally Documented Boat for which an Assignment of Preferred Mortgage has not been filed with the Coast Guard as contemplated by
Section 4.05, the Servicer shall, on the first Business Day following the 180th day after the Closing Date, purchase the related Receivable from the Trust, with the Purchase Amount thereof to be calculated as of the last day of the related

Collection Period. If the Servicer takes any action during any Collection Period pursuant to Section 4.02 that impairs the rights of the Issuer, the Indenture Trustee, the Noteholders or the Residual Interestholder in any Receivable or as otherwise provided in Section 4.02, the Servicer shall purchase such Receivable from the Trust as of the close of business on the last day of such Collection Period. In consideration of the purchase of any such Receivable pursuant to either of the two preceding sentences, the Servicer shall remit the Purchase Amount in the manner specified in Section 5.05. Subject to Section 7.02, the sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders or the Residual Interestholder with respect to a breach pursuant to
Section 4.02, 4.05 or 4.06 shall be to require the Servicer to purchase Receivables pursuant to this Section. The Owner Trustee and the Indenture Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the purchase of any Receivable pursuant to this Section. The Servicer shall notify each of the Rating Agencies upon filing the Assignments of Preferred Mortgages with the Coast Guard.

         SECTION 4.08 Servicing Fee. The Servicing Fee for each Monthly Payment Date shall equal the product of (a) one-twelfth, (b) the Servicing Fee Rate and
(c) the Pool Balance as of the first day of the preceding Collection Period. The Servicer shall also be entitled to keep all late fees, prepayment charges and other administrative fees or similar charges provided for under the Receivables or allowed by applicable law, in each case, to the extent not prohibited by applicable law, collected (from whatever source) on the Receivables, plus any reimbursement pursuant to the last paragraph of Section 7.02, plus amounts distributed from the Reserve Account in accordance with Section 5.07(c).

         SECTION 4.09 Servicer's Certificate. At least two Business Days prior to each Determination Date the Servicer shall provide to the Indenture Trustee sufficient information relating to the Receivables for the applicable Collection Period to enable the Indenture Trustee to prepare Section VII of the Servicer's Certificate. Not later than 11:00 A.M. (New York time) on each Determination Date, the Servicer shall deliver to the Owner Trustee, each Paying Agent, the Indenture Trustee and the Depositor, with a copy to the Rating Agencies, a Servicer's Certificate containing all information necessary to make the distributions to be made on the related Monthly Payment Date pursuant to Sections 5.05 and 5.06 for the related Collection Period. Receivables to be purchased by the Servicer, the Depositor, DFS or the Transferor shall be identified by the Servicer by account number with respect to such Receivable (as specified in the Schedule of Receivables).

         SECTION 4.10 Annual Statement as to Compliance; Notice of Default.

         (a) The Servicer shall deliver to the Owner Trustee and the Indenture Trustee, on or before April 15 of each year beginning in 2002, an Officer's Certificate, dated as of December 31 of the preceding year, stating that (i) a review of the activities of the Servicer during the preceding 12 month period (or such shorter period as shall have elapsed since the Closing Date) and of its performance under this Agreement has been made under the supervision of the officers of the Servicer signing such Officer's Certificate and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof. The Indenture Trustee shall send a copy of such certificate and the report referred to in Section 4.11 to the Rating Agencies. A copy of such certificate and the report referred to in Section 4.11 may be obtained by any Noteholder, Note Owner or the Residual Interestholder by a request in writing to the Owner Trustee addressed to the Corporate Trust Office. Upon the telephone request of the Owner Trustee, the Indenture Trustee shall promptly furnish the Owner Trustee a list of Noteholders as of the date specified by the Owner Trustee.

         (b) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five (5) Business Days thereafter, written notice in an Officer's Certificate of any event which is or which with the giving of notice or lapse of time, or both, would become, a Servicer Default under Section 8.01(a) or (b).

         SECTION 4.11 Annual Independent Certified Public Accountants' Report. The Servicer shall cause a firm of nationally recognized "independent certified public accountants" (within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants), which may also render other services to the Servicer, the Depositor or their Affiliates, to deliver to the Owner Trustee and the Indenture Trustee on or before April 15 of each year beginning in 2002, a report addressed to the Board of Directors of the Servicer, to the effect that (a) such firm has examined certain documents and records of the Servicer relating to the servicing of Receivables under this Agreement during the preceding calendar year (or, in the case of the first such report, during the period from the Closing Date through the end of 2001), (b) such examination (i) was made in accordance with generally accepted auditing standards and accordingly included such tests and auditing procedures as such firm considered necessary in the circumstances, and (ii) included tests relating to recreational vehicle or boat loans serviced for others in compliance with the minimum servicing standards identified in the Mortgage Bankers Association of America's Uniform Single Attestation Program for Mortgage Bankers (the "Program"), to the extent such standards are applicable to the servicing obligations set forth in this Agreement, (c) management of the Servicer has asserted to such firm that the Servicer has complied with the minimum servicing standards identified in the Program to the extent that such standards are applicable to the servicing obligations set forth in this Agreement, and (d) in the opinion of such firm, such assertion of the Servicer's management is correct (or, if such assertion of the Servicer's management is not correct, stating why such assertion is not correct).

         SECTION 4.12 Access to Certain Documentation and Information Regarding Receivables. The Servicer shall provide to the Noteholders, Note Owners, and the Residual Interestholder access to the Receivable Files in such cases where the Noteholders, Note Owners, or the Residual Interestholder, as applicable, shall be required by applicable statutes or regulations to review such documentation. Access shall be afforded without charge, but only upon reasonable request and during the normal business hours at the offices of the Servicer. Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

         The Servicer shall provide to the Noteholders, Note Owners, and the Residual Interestholder and any supervisory agents or examiners which may relate to the Noteholders, Note Owners, or the Residual Interestholder, including the Office of Thrift Supervision, the Office of the Comptroller of the Currency or the FDIC and other similar entities, access to any documentation regarding the Receivables which may be required by any applicable regulations. Such access shall be afforded without charge, upon reasonable request, during normal business hours and at the offices of the Servicer, all in accordance with federal government, the FDIC, the Office of Thrift Supervision, the Office of the Comptroller of the Currency or any other similar regulations.

         SECTION 4.13 Servicer Expenses. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Servicer and expenses incurred by the Servicer in connection with distributions and reports to Noteholders.

         SECTION 4.14 Appointment of Subservicer. The Servicer may at any time appoint a subservicer to perform all or any portion of its obligations as Servicer hereunder including but not limited to its obligations as custodian as set forth in Article III hereof. Prior to the appointment of any subservicer other than the Transferor, the Servicer shall cause the Rating Agency Condition to have been satisfied in connection therewith. Notwithstanding the appointment of any subservicer (including but not limited to the Transferor), the Servicer shall remain obligated and be liable to the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders and the Residual Interestholder for the servicing, administering and custodianship of the Receivables in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering and acting as custodian of the Receivables. The fees and expenses of the subservicer shall be as agreed between the Servicer and its subservicer from time to time, and none of the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders or the Residual Interestholder shall have any responsibility therefor.

         SECTION 4.15 Fidelity Bond; Errors and Omissions Insurance. The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies on all officers, employees or other persons acting in any capacity with regard to the Receivables to handle funds, money, documents and papers relating to the Receivables. Any such fidelity bond and errors and omissions insurance shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. Such fidelity bond shall also protect and insure the Servicer against losses in connection with any failure to maintain insurance policies required pursuant to this Agreement and the release or satisfaction of a Receivable without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.15 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The coverage under any such bond and insurance policy shall be in such amounts as are customary for the business of servicing recreational vehicle receivables.



                                    ARTICLE V

                    Distributions; Statements to Noteholders

         SECTION 5.01 Establishment of Trust Accounts.

                  (a)(i) The Indenture Trustee, for the benefit of the Noteholders and the Residual Interestholder, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and Residual Interestholder.

                  (ii) The Indenture Trustee, for the benefit of the Noteholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Note Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders.

                  (iii) The Indenture Trustee, for the benefit of the Noteholders, shall establish and maintain in the name of the Indenture Trustee a subaccount to the Note Distribution Account (the "Principal Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders.

                  (iv) The Indenture Trustee, for the benefit of the Noteholders and the Servicer, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Servicer.

         (b) Subject to Section 8.03 of the Indenture, funds on deposit in the Collection Account and the Reserve Account (the Collection Account and the Reserve Account being referred to collectively, with the Note Distribution Account, as the "Trust Accounts") shall be invested by the Indenture Trustee in Eligible Investments selected in writing by the Servicer, in each case pursuant to a direction of the Servicer which shall contain a certification that the requested investment constitutes an Eligible Investment and is permitted to be made hereby by the Indenture Trustee. It is understood and agreed that the Indenture Trustee shall not be liable for any loss arising from an investment in Eligible Investments made in accordance with this Section 5.01(b) except to the extent that the Indenture Trustee is the obligor of such Eligible Investments, unless such loss is occasioned by a reduction in the market price of such investment and not by default of the Indenture Trustee in its capacity as obligor. All such Eligible Investments shall be held by the Indenture Trustee for the benefit of the Noteholders and the Residual Interestholder (or for such of such holders for whose benefit the applicable account is maintained). All Investment Earnings with respect to amounts on deposit in a Trust Account shall be added to the balance of funds on deposit in such Trust Account, subject to application of funds on deposit in such Trust Account pursuant to the applicable Basic Document. Other than as permitted by the Rating Agencies, funds on deposit in the Collection Account and the Reserve Account shall be invested in Eligible Investments that shall mature (A) not later than the Business Day immediately preceding the next Monthly Payment Date or (B) on such next Monthly Payment Date if either (x) such investment is held in the trust department of the institution with which each of the Collection Account and the Reserve Account is then maintained and is invested in a time deposit of such institution that is rated at least A-1 by Standard & Poor's, F1+ by Fitch and P-1 by Moody's or (y) DFS (so long as the short-term unsecured debt obligations of DFS are either (i) rated at least F1+ by Fitch, A-1 by Standard & Poor's and P-1 by Moody's on the date such investment is made or (ii) guaranteed by an entity whose short-term unsecured debt obligations are rated at least F1+ by Fitch, A-1 by Standard & Poor's and P-1 by Moody's on the date such investment is made) has agreed to advance funds on such Monthly Payment Date to the Principal Distribution Account in the amount payable on such investment on such Monthly Payment Date pending receipt thereof to the extent necessary to make distributions on such Monthly Payment Date. The guarantee referred to in clause (y) of the preceding sentence shall be subject to the Rating Agency Condition. For the purpose of the foregoing, unless DFS affirmatively agrees in writing with the Indenture Trustee to make such advance with respect to such investment prior to the time an investment is made, it shall not be deemed to have agreed to make such advance. Funds deposited in a Trust Account on a day which immediately precedes a Monthly Payment Date upon the maturity of any Eligible Investments are not required to be invested overnight. Funds on deposit in the Principal Distribution Account shall not be invested.

         (c)(i) The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Estate. The Trust Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders and the Residual Interestholder (or for such of such holders for whose benefit the applicable account is maintained). If, at any time, any of the Trust Accounts ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account.

         (ii) With respect to the Trust Account Property, the Indenture Trustee agrees, by its acceptance hereof, that:

                           (A) any Trust Account Property that is held in
                  deposit accounts shall be held solely in the Eligible Deposit Accounts, subject to the last sentence of

                  Section 5.01(c)(i); and each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;

                           (B) any Trust Account Property that constitutes a
                  Certificated Item (other than a Clearing Corporation Item, Euroclear Item or Clearstream Item) or Instrument shall be registered in the name of the Indenture Trustee or endorsed to the Indenture Trustee or in blank by an authorized person, with signature guaranteed, and the Indenture Trustee shall maintain continuous possession of such Certificated Item or Instrument on behalf of the Trust in the State of New York;

                           (C) any Trust Account Property that constitutes an
                  Uncertificated Item (except those Uncertificated Items consisting of Clearing Corporation Items) shall be continuously registered on the books of the issuer thereof to the Indenture Trustee;

                           (D) in the case of any Trust Account Property that
                  constitutes a Clearing Corporation Item, the Indenture Trustee shall cause (i) the relevant Clearing Corporation to make appropriate entries on its books increasing the appropriate securities account of the Indenture Trustee at such Clearing Corporation by the amount of such Clearing Corporation Item, and (ii) such Clearing Corporation Item to be (1) continuously registered to the Clearing Corporation or its custodian or the nominee of either subject to the exclusive control of such Clearing Corporation (in the case of a Clearing Corporation Item that is an Uncertificated Item) or continuously maintained in the State of New York in the possession of such Clearing Corporation or its custodian or the nominee of either subject to the exclusive control of such Clearing Corporation (in the case of a Clearing Corporation Item that is a Certificated Item), and (2) continuously identified on the books and records of such Clearing Corporation for the sole and exclusive account of the Indenture Trustee;

                           (E) in the case of any Trust Account Property that
                  constitutes a Euroclear Item, the Indenture Trustee shall cause (i) Euroclear to make appropriate entries on its books increasing the appropriate securities account of the Indenture Trustee's client securities account at Euroclear and to send confirmation to the Indenture Trustee that Euroclear is holding such Euroclear Item for the account of the Indenture Trustee, and (ii) such Euroclear Item to be (1) continuously registered to Euroclear, and (2) continuously identified on the books and records of Euroclear for the sole and exclusive account of the Indenture Trustee;

                           (F) in the case of any Trust Account Property that
                  constitutes a Clearstream Item, the Indenture Trustee shall cause (i) Clearstream to make appropriate entries on its books transferring each such Clearstream Item to the Indenture Trustee's client securities account at Clearstream and to send confirmation to the Indenture Trustee that Clearstream is holding such Clearstream Item for the account of the Indenture Trustee, and (ii) such Clearstream Item to be (1) continuously registered to Clearstream, and (2) continuously identified on the books and records of Clearstream for the sole and exclusive account of the Indenture Trustee;

                           (G) in the case of any Trust Account Property that
                  constitutes a Government Item, the Indenture Trustee shall cause (i) the transfer of such Government Item to one or more book-entry accounts for the Indenture Trustee at the Federal Reserve Bank of New York, and (ii) such Government Item to be continuously identified in one or more book-entry accounts for the Indenture Trustee at the Federal Reserve Bank of New York; and

                           (H) without limiting the foregoing, the Servicer
                  shall instruct the Indenture Trustee to take such different or additional action as may be, based on an Opinion of Counsel of the Servicer, reasonably appropriate in order to maintain the perfection and priority of the security interest of the Indenture Trustee in the Trust Account Property under applicable law, including Articles 8 and 9 of the UCC and regulations of the U.S. Department of the Treasury governing transfers of interests in Government Items, and the Indenture Trustee shall cooperate with the Servicer in connection therewith.

                  (iii) The Servicer shall have the power, revocable by the Indenture Trustee or by the Owner Trustee with the consent of the Indenture Trustee, to make withdrawals and payments from the Trust Accounts (other than the Principal Distribution Account) for the purpose of permitting the Servicer or the Owner Trustee to carry out its respective duties hereunder or permitting the Indenture Trustee to carry out its duties under the Indenture.

         All references in this Section 5.01 (or in terms defined in Appendix A and used without definition in this Section 5.01) to the UCC shall be to the UCC as in effect in the State of New York, as amended from time to time.

         SECTION 5.02 Collections. (a) The Servicer shall remit within two Business Days of receipt thereof to the Collection Account all payments by or on behalf of the Obligors with respect to the Receivables (other than Purchased Receivables) and all Liquidation Proceeds, both as collected during each Collection Period. For purposes of this Article V the phrase "payments by or on behalf of Obligors" shall mean payments made with respect to the Receivables or the Financed Assets by Persons other than the Servicer, DFS, the Transferor or the Depositor.

         (b) Notwithstanding anything in this Agreement to the contrary, if (i) DFS is the Servicer, (ii) no Servicer Default has occurred and is continuing and
(iii) (x) DFS continues to be majority owned by Deutsche Bank Americas Holding Corporation, or (y) DFS arranges for and maintains a letter of credit or other form of credit enhancement for the benefit of the Trust in respect of the Servicer's obligations to make deposits of payments and Liquidation Proceeds in the Collection Account that is acceptable in form and substance to each Rating Agency or (z) DFS otherwise obtains the Rating Agency confirmations described below, then, subject to any limitations in the confirmations described below, the Servicer need not make the daily deposits of payments and Liquidation Proceeds into the Collection Account as provided in
Section 5.02(a), but may make a single deposit into the Collection Account in same-day funds not later than 2:00 p.m., New York City time, on each Determination Date in a net amount equal to the amount which would have been on deposit with respect to the immediately preceding Collection Period in the Collection Account; provided, however, that prior to ceasing daily deposits as described in Section 5.02(a) the Servicer shall have delivered to the Indenture Trustee (i) written confirmation from each of the Rating Agencies that the failure by DFS to make daily deposits shall not result in a qualification, reduction or withdrawal of the rating of any outstanding Notes and (ii) a certificate of a vice president or other officer of the Servicer stating that all conditions described in this paragraph to the cessation of the Servicer's duty to make daily deposits have been satisfied. If (i) DFS is no longer the Servicer, (ii) a Servicer Default has occurred and is continuing, (iii) any Rating Agency shall notify the Servicer that the letter of credit or other form of credit enhancement described in the previous sentence is not satisfactory to such Rating Agency or (iv) any Rating Agency shall revoke its confirmation described in the previous sentence or DFS shall fail to comply with any limitations in any such confirmation, then (x) the Servicer shall comply with
Section 5.02(a) until such time as the conditions described in the previous sentence have been satisfied and (y) DFS promptly shall notify the Indenture Trustee as to the failure of such conditions to be satisfied.

         (c) If (i) the Servicer makes a deposit into the Collection Account in respect of a payment of a Receivable and such payment was received by the Servicer in the form of a check which is not honored for any reason or (ii) the Servicer makes a mistake with respect to the amount of any payment and deposits an amount that is less than or more than the actual amount of such payment, the Servicer shall appropriately adjust the amount subsequently deposited into the Collection Account to reflect such dishonored check or mistake. Any Receivable in respect of which a dishonored check is received shall be deemed not to have been paid.

         (d) As an administrative convenience, unless the Servicer is required to remit payments daily pursuant to Section 5.02(a) (taking into effect Section 5.02(b)), the Servicer may make the deposit of payments by or on behalf of Obligors, Advances and Purchase Amounts for or with respect to the related Collection Period out of distributions to be made to the Servicer with respect to such Collection Period. However, the Servicer shall account to the Owner Trustee, the Indenture Trustee, the Noteholders and the Residual Interestholder as if all deposits, distributions and transfers were made individually.

         SECTION 5.03 Application of Collections. All payments by or on behalf of Obligors for any Collection Period shall be applied by the Servicer as follows: (a) first, payments by or on behalf of the Obligors (other than with respect to Purchased Receivables) shall be applied to reduce Outstanding Advances to the extent described in Section 5.04; and (b) second, any excess shall be applied to interest and principal on the Receivables in accordance with the Simple Interest Method; and (c) third, any remaining amounts shall be applied to any late fees and other charges in accordance with the customary servicing procedures that the Servicer follows with respect to all comparable recreational vehicle and boat receivables, as applicable, that it services for itself or others.

         SECTION 5.04 Advances. As of the close of business on the last day of each Collection Period, subject to the last sentence of this Section, the Servicer shall advance an amount equal to the amount of interest due on the Receivables at their respective APRs for such Collection Period (assuming the Receivables pay on their respective due dates) minus the amount of interest actually received by the Servicer on the Receivables during such Collection Period (such amount, an "Advance"). Any Advance shall increase Outstanding Advances. If such calculation (i.e., the subtraction of the amount of interest due on the Receivables at their respective APRs for the related Collection Period (assuming the Receivables pay on their respective due dates) from the amount of interest actually received on the Receivables during the related Collection Period) results in a negative number, an amount equal to the absolute value of such negative number shall be paid to the Servicer (out of funds that otherwise would be deposited in the Collection Account) and the amount of Outstanding Advances shall be reduced by such amount, in each case in accordance with Section 5.03. In addition, in the event that a Receivable becomes a Defaulted Receivable, Liquidation Proceeds with respect to such Receivable attributable to accrued and unpaid interest thereon (but not including interest for the then current Collection Period) shall be paid to (or retained by) the Servicer (out of funds that otherwise would be deposited in the Collection Account) to reduce Outstanding Advances.

         Notwithstanding the foregoing, the Servicer shall not make any Advance:
(i) unless the Servicer, in its sole discretion, believes that the Servicer shall be reimbursed for such Advance as contemplated by this Section; (ii) in respect of principal of the Receivables; or (iii) in respect of a Defaulted Receivable or a Purchased Receivable.

         SECTION 5.05 Additional Deposits. The Servicer shall deposit in the Collection Account on or before 2:00 p.m. New York time on the Determination Date following each Collection Period the related Advance pursuant to Section
5.04. The Servicer and the Depositor shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Receivables and the Servicer shall deposit therein all amounts to be paid under
Section 9.01, in each case on or prior to 2:00 p.m. New York time on the Determination Date following the Collection Period as of which such purchase is made by the Servicer, DFS, the Transferor or the Depositor, as the case may be. In addition, any other deposits required to be made by the Depositor or the Servicer to the Collection Account and which are not otherwise provided for by
Section 5.02 or by the other provisions of this Section 5.05 shall be made on or prior to 2:00 p.m. New York time on the Determination Date following the related Collection Period.

         SECTION 5.06 Distributions. No later than one Business Day prior to each Monthly Payment Date, the Servicer will cause the Total Distribution Amount to be deposited into the Collection Account. On or before each Monthly Payment Date, the Servicer will instruct the Indenture Trustee to make a withdrawal from the Reserve Account and deposit into the Collection Account an amount equal to the lesser of:

                  (i) the amount, if any, by which (a) the Total Required Payment exceeds (b) the Total Distribution Amount for such Monthly Payment Date; and

                  (ii) the amount of cash or other immediately available funds in the Reserve Account on such Monthly Payment Date.

         On each Determination Date, the Servicer will determine the amount in the Collection Account for distribution on the related Monthly Payment Date and will notify the Indenture Trustee in writing. Payments to Noteholders will be made on each Monthly Payment Date in accordance with that determination, and in accordance with Section 8.02 of the Indenture.

         SECTION 5.07 Reserve Account.

         (a) On the Closing Date, the Depositor shall deposit (or cause to be deposited) in the Reserve Account cash in an amount equal to $1,323,668. Amounts in the Reserve Account on any Monthly Payment Date (after giving effect to all distributions to be made on such Monthly Payment Date) in excess of the Reserve Account Required Amount for such Monthly Payment Date shall be paid to the Depositor.

         (b) Amounts on deposit in the Reserve Account shall be invested by the Indenture Trustee at the direction of the Servicer in Eligible Investments, and investment earnings, net of losses and investment expenses, therefrom shall be deposited by the Indenture Trustee into the Collection Account on each Monthly Payment Date.

         SECTION 5.08 Statements to Noteholders. At least three Business Days prior to each Monthly Payment Date, the Servicer shall provide to the Indenture Trustee and the Owner Trustee (with a copy to each Paying Agent) information relating to the Receivables for the applicable Collection Period in order that the Indenture Trustee may perform the requisite calculations and forward to each Noteholder of record as of the most recent Record Date a statement substantially in the form of Exhibit A setting forth the information specified in such Exhibit and the following information as to the Notes to the extent applicable:

                  (i) the amount of distributions to be made on such Monthly Payment Date allocable to principal of each Class of Notes;


                  (ii) the amount of such distributions to be made on such Monthly Payment Date allocable to interest on or with respect to each Class of Notes;

                  (iii) the outstanding principal balance of each Class of Notes and the Note Pool Factor for each such Class, after giving effect to payments allocated to principal reported under clause (i) above;

                  (iv) the amount of the Servicing Fee paid to the Servicer with respect to the related Collection Period or Collection Periods, as the case may be;

                  (v) the amount of Realized Losses, if any, with respect to the related Collection Period;

                  (vi) the balance of the Reserve Account on such Monthly Payment Date after giving effect to deposits and withdrawals to be made on such Monthly Payment Date, if any;

                  (vii) the Pool Balance as of the close of business on the last day of the preceding Collection Period; and

                  (viii) the Noteholders' Interest Carryover Shortfall, if any, and the change in such amounts from the preceding statement

                  Each amount set forth on the Monthly Payment Date statement under clauses (i), (ii), (iv) and (viii) above shall be expressed as a dollar amount per $1,000 of original principal balance of a Note.

                                   ARTICLE VI

                                  The Depositor

         SECTION 6.01 Representations of Depositor. The Depositor makes the following representations on which the Issuer is deemed to have relied in acquiring the Receivables. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, in the case of the Receivables, and shall survive the transfer of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

         (a) Organization and Good Standing. The Depositor is duly organized and validly existing as a corporation in good standing under the laws of the State of Nevada, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the corporate power, authority and legal right to acquire and own the Receivables.

         (b) Due Qualification. The Depositor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

         (c) Power and Authority. The Depositor has the corporate power and authority to execute and deliver this Agreement and to carry out its respective terms; the Depositor has full power and authority to transfer and assign the property to be transferred and assigned to and deposited with the Issuer, and the Depositor shall have duly authorized such transfer and assignment to the Issuer by all necessary corporate action; and the execution, delivery and performance of this Agreement by the Depositor has been duly authorized by the Depositor by all necessary corporate action.

         (d) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Depositor enforceable in accordance with its terms.

         (e) No Violation. The consummation of the transactions contemplated by this Agreement by the Depositor and the fulfillment of the terms hereof by the Depositor do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); or violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

         (f) No Proceedings. To the Depositor's best knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement, the Indenture or any of the other Basic Documents, the Notes or the Residual Interest, (ii) seeking to prevent the issuance of the Notes or the Residual Interest or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Residual Interest or (iv) which might adversely affect the federal or state income tax attributes of the Notes or the Residual Interest.

         (g) Chief Executive Office. The chief executive office of the Depositor is located at 655 Maryville Centre Drive, St. Louis, Missouri 63141.

         SECTION 6.02 Corporate Existence. During the term of this Agreement, the Depositor shall keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby. In addition, all transactions and dealings between the Depositor and its Affiliates shall be conducted on an arm's-length basis.

         SECTION 6.03 Liability of the Depositor. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Depositor under this Agreement.

         SECTION 6.04 Indemnification. (a) The Depositor shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee and any of the officers, directors, employees and agents of the Issuer, the Owner Trustee and the Indenture Trustee from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Basic Documents (except any income taxes arising out of fees paid to the Owner Trustee and the Indenture Trustee), including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to, and as of the date of, the transfer of the Receivables to the Issuer or the issuance and original sale of the Notes and the Residual Interest, or asserted with respect to ownership of the Receivables, or federal or other income taxes arising out of distributions on the Notes and the Residual Interest) and costs and expenses in defending against the same.

         (b) The Depositor shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders and Residual Interestholder and any of the officers, directors, employees and agents of the Issuer, the Owner Trustee and the Indenture Trustee from and against any loss, liability or expense incurred by reason of (i) the Depositor's willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement and (ii) the Depositor's or the Issuer's violation of federal or state securities laws in connection with the offering and sale of the Notes or the Residual Interest.

         (c) The Depositor shall indemnify, defend and hold harmless the Owner Trustee and the Indenture Trustee and their respective officers, directors, employees and agents from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein and in the Trust Agreement contained, in the case of the Owner Trustee, and herein and in the Indenture contained, in the case of the Indenture Trustee, except to the extent that such cost, expense, loss, claim, damage or liability: (i) in the case of the Owner Trustee, shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Owner Trustee or, in the case of the Indenture Trustee, shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Indenture Trustee; or (ii) in the case of the Owner Trustee, shall arise from the breach by the Owner Trustee of any of its representations or warranties set forth in Section 7.03 of the Trust Agreement.

         (d) The Depositor shall pay any and all taxes levied or assessed upon all or any part of the Owner Trust Estate (other than any taxes expressly excluded from the Depositor's responsibilities pursuant to this Section 6.04).

         Indemnification under this Section shall survive the resignation or removal of the Owner Trustee or the Indenture Trustee and the termination of this Agreement and the other Basic Documents and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Depositor shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Depositor, without interest.

         SECTION 6.05 Merger or Consolidation of, or Assumption of the Obligations of, Depositor. Any Person (a) into which the Depositor may be merged or consolidated, (b) which may result from any merger or consolidation to which the Depositor shall be a party or (c) which may succeed to the properties and assets of the Depositor substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Depositor under this Agreement, shall be the successor to the Depositor hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no representation or warranty made by the Depositor pursuant to Section 3.01 shall have been breached (unless the applicable breach shall have been cured, or the applicable Receivable shall have been purchased in accordance therewith), (ii) the Depositor shall have delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction and (iv) the Depositor shall have delivered to the Owner Trustee and the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and Indenture Trustee, respectively, in the Receivables and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses
(i), (ii), (iii) and (iv) above shall be conditions to the consummation of the transactions referred to in clauses (a), (b) or (c) above.

         SECTION 6.06 Limitation on Liability of Depositor and Others. The Depositor and any director, officer, employee or agent of the Depositor may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

         SECTION 6.07 Depositor May Own Notes. The Depositor and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Notes with the same rights as it would have if it were not the Depositor or an Affiliate thereof, except as expressly provided herein or in any other Basic Document.

         SECTION 6.08 Pennsylvania and Maryland Motor Vehicle Sales Licenses. The Depositor shall use its best efforts to maintain, and shall cause the Trust to use its best efforts to maintain, the effectiveness of all licenses required under the Pennsylvania Motor Vehicle Sales Finance Act and Title 11 of the Maryland Business Occupations and Professions Code in connection with this Agreement and the other Basic Documents and the transactions contemplated hereby and thereby until such time as the Trust shall terminate in accordance with the Trust Agreement.

         SECTION 6.09 Notice of Events. The Depositor shall give each of the Rating Agencies prior written notice of any amendment to its articles of incorporation. The Depositor shall give each Rating Agency prior written notice of any issuance by the Depositor of any debt not rated by such Rating Agency.


                                   ARTICLE VII

                                  The Servicer

         SECTION 7.01 Representations and Warranties of the Servicer. DFS makes the following representations and warranties on which each of the Transferor, the Depositor and the Issuer is deemed to have relied in acquiring the Receivables. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date but shall survive (1) the transfer and assignment of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture and (2) the removal of DFS as Servicer.

                  (i) DFS is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada with the full power and authority to own and conduct its business as it is presently conducted by DFS. DFS is or shall be in compliance with the laws of any state to the extent necessary to insure the enforceability of each Receivable and the servicing of the Receivables in accordance with the terms of this Agreement.

                  (ii) DFS has the full power and authority to consummate all transactions contemplated by this Agreement. DFS has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement and this Agreement constitutes a legal, valid and binding obligation of DFS, enforceable against it in accordance with its terms.

                  (iii) Neither the execution and delivery of this Agreement by DFS, the acquisition or origination of the Receivables by DFS, the consummation by DFS of the transactions contemplated hereby, nor the fulfillment of or compliance by DFS with the terms and conditions of this Agreement shall conflict with or result in a breach of any of the terms of the charter or by-laws of DFS or any legal restriction or any agreement or instrument to which DFS is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which DFS or its property is subject.

                  (iv) DFS does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant of DFS contained in this Agreement.

                  (v) There is no litigation pending or, to the knowledge of DFS, threatened, which if determined adversely to DFS would adversely affect the execution, delivery or enforceability of this Agreement, or the ability of DFS to service the Receivables hereunder in accordance with the terms hereof or which would have a material adverse effect on the financial condition of DFS.

                  (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by DFS of or compliance by DFS with this Agreement or the consummation by DFS of the transactions contemplated by this Agreement.

                  (vii) The collection practices used by DFS with respect to each Receivable have been in all respects legal, proper, prudent and customary in the origination and servicing of receivables similar to the Receivables.

                  (viii) The chief executive office of DFS is located in St. Louis, Missouri.

                  (ix) Neither the representations and warranties of DFS set forth in this Agreement nor any statement, report or other document furnished or to be furnished by DFS in connection with or pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading.

                  (x) DFS shall use its best efforts to maintain, and shall cause the Trust to use its best efforts to maintain, the effectiveness of all licenses required under the Pennsylvania Motor Vehicle Sales Finance Act and Title 11 of the Maryland Business Occupations and Professions Code in connection with this Agreement and the other Basic Documents and the transactions contemplated hereby and thereby until such time as the Trust shall terminate in accordance with the Trust Agreement.

         SECTION 7.02 Indemnities, etc. of Servicer. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement:

         (a) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders, the Residual Interestholder and the Depositor and any of the officers, directors, employees and agents of the Issuer, the Owner Trustee and the Indenture Trustee from and against any and all costs, expenses, losses, damages, claims and liabilities arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of a Financed Asset.

         (b) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Depositor, the Noteholders, the Residual Interestholder and any of the officers, directors, employees and agents of the Issuer, the Owner Trustee and the Indenture Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

         (c) The Servicer agrees to pay when due the compensation and any other amounts due to the Indenture Trustee and the Owner Trustee pursuant to Section
6.07 of the Indenture and Section 8.02 of the Trust Agreement (in the event the Issuer or the Depositor, as applicable, cannot fully indemnify the Indenture Trustee or the Owner Trustee), as applicable.

         For purposes of this Section, in the event of the termination of the rights and obligations of DFS (or any successor thereto pursuant to Section 7.03) as Servicer pursuant to Section 8.01, or a resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a successor Servicer (other than the Indenture Trustee) pursuant to Section 8.02.

         Indemnification and other payments under this Section shall survive the resignation or removal of the Owner Trustee or the Indenture Trustee or the termination of this Agreement and the Indenture and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

         SECTION 7.03 Merger or Consolidation of, or Assumption of the Obligations of, Servicer. Any Person (a) into which the Servicer may be merged or consolidated, (b) resulting from any merger or consolidation to which the Servicer is a party, or (c) succeeding to the properties and assets of the Servicer substantially as a whole, which Person (in each of the cases contemplated by clauses (a)-(c)) executed an agreement of assumption to perform every obligation of the Servicer hereunder, shall be the successor to the Servicer under this Agreement without further act on the part of any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no Servicer Default and no event which, after notice or lapse of time, or both, would become a Servicer Default shall have occurred and be continuing, (ii) the Servicer shall have delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with,
(iii) the Rating Agency Condition shall have been satisfied with respect to such transaction and (iv) the Servicer shall have delivered to the Owner Trustee and the Indenture Trustee an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee, respectively, in the Receivables and reciting the details of such filings or (B) no such action shall be necessary to preserve and protect such interests. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (i), (ii), (iii) and (iv) above shall be conditions to the consummation of the transactions referred to in clause (a), (b) or (c) above.

         SECTION 7.04 Limitation on Liability of Servicer and Others. Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Issuer, the Noteholders or the Residual Interestholder, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of the Servicer's duties under this Agreement or by reason of reckless disregard of obligations and duties under this Agreement. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

         Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to service the Receivables in accordance with this Agreement and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the other Basic Documents and the rights and duties of the parties to this Agreement and the other Basic Documents and the interests of the Noteholders under the Indenture and of the Residual Interestholder under the Trust Agreement.

         SECTION 7.05 Resignation of Servicer. Subject to the provisions of
Section 7.03, the Person which is the Servicer shall not resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon a determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law. Notice of any such determination permitting the resignation of the Servicer shall be communicated to the Owner Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner Trustee and the Indenture Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Trustee or a successor Servicer shall have assumed the responsibilities and obligations of the resigning Servicer in accordance with
Section 8.02. In addition, in effecting such resignation, the resigning Servicer shall cooperate with the successor Servicer, the Indenture Trustee and the Owner Trustee in effecting the termination of its responsibilities and rights as Servicer under this Agreement, including the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by it for deposit, or shall thereafter be received by it with respect to any Receivable. The resigning Servicer shall also give the successor Servicer access to its records, software, systems, facilities and employees in order to facilitate the servicing transfer. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Receivable Files and the Servicer's duties to the successor Servicer and amending this Agreement to reflect such succession as Servicer shall be paid by DFS upon presentation of reasonable documentation of such costs and expenses. Upon receipt of notice of the occurrence of any such resignation, the Owner Trustee shall give notice thereof to the Rating Agencies.


                                  ARTICLE VIII

                                Servicer Default

         SECTION 8.01 Servicer Default. If any one of the following events (a "Servicer Default") shall occur and be continuing:

         (a) any failure by the Servicer to deliver to the Indenture Trustee for deposit in any of the Trust Accounts or the Residual Interestholder Distribution Account any required payment or to direct the Indenture Trustee to make any required distributions therefrom, which failure continues unremedied for a period of three Business Days after written notice of such failure is received by the Servicer from the Owner Trustee or the Indenture Trustee or after discovery of such failure by the Servicer; or

         (b) any failure by the Servicer duly to observe or to perform in any material respect any other covenant or agreement of the Servicer set forth in this Agreement or any other Basic Document, which failure shall (i) materially and adversely affect the rights of the Noteholders or the Residual Interestholder and (ii) continue unremedied for a period of 60 days after the date on which written notice of such failure shall have been given (A) to the Servicer by the Owner Trustee or the Indenture Trustee or (B) to the Servicer, and to the Owner Trustee and the Indenture Trustee, by the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes of the Controlling Class or by the Residual Interestholder; or

         (c) the occurrence of an Insolvency Event with respect to the Servicer;

         then, and in each and every case, so long as the Servicer Default shall not have been remedied, either the Indenture Trustee or the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes of the Controlling Class, by notice then given in writing to the Servicer (and to the Indenture Trustee and the Owner Trustee if given by the Noteholders) may terminate all the rights and obligations (other than the obligations set forth in Section 7.02 hereof) of the Servicer under this Agreement. On or after the latest of receipt by the Servicer of such written notice or the date of termination specified in such notice or deemed specified pursuant to Section 8.02(d), all authority and power of the Servicer under this Agreement, whether with respect to the Notes or the Receivables or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee or such successor Servicer as may be appointed under Section 8.02; and, without limitation, the Indenture Trustee and the Owner Trustee are hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise. The predecessor Servicer shall cooperate with the successor Servicer, the Indenture Trustee and the Owner Trustee in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the predecessor Servicer for deposit, or shall thereafter be received by it with respect to any Receivable. The predecessor Servicer shall also give the successor Servicer access to its records, software, systems, facilities and employees in order to facilitate the servicing transfer. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Receivable Files and the Servicer's duties to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses. Upon receipt of notice of the occurrence of a Servicer Default, the Owner Trustee shall give notice thereof to the Rating Agencies.

         The Owner Trustee agrees that if it gives a notice under clause (a) or clause (b) above, the Owner Trustee shall simultaneously send a copy of such notice to the Indenture Trustee. The Indenture Trustee agrees that if it gives a notice under clause (a) or clause (b) above, the Indenture Trustee shall simultaneously send a copy of such notice to the Owner Trustee.

         SECTION 8.02 Appointment of Successor.

         (a) Upon the Servicer's receipt of notice of termination pursuant to
Section 8.01 or the Servicer's resignation in accordance with the terms of this Agreement, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice (subject in each case to Section 8.02(d)) and, in the case of resignation, until the later of (i) the date 45 days from the delivery to the Owner Trustee and the Indenture Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (ii) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of the Servicer's termination hereunder, the Indenture Trustee shall appoint a successor Servicer, and the successor Servicer shall accept its appointment by a written assumption in form acceptable to the Owner Trustee and the Indenture Trustee. In the event that a successor Servicer has not been appointed at the time when the predecessor Servicer has ceased to act as Servicer in accordance with this Section, the Indenture Trustee without further action shall automatically be appointed the successor Servicer and the Indenture Trustee shall be entitled to the Servicing Fee. Notwithstanding the above, the Indenture Trustee shall, if it shall be legally unable so to act, appoint or petition a court of competent jurisdiction to appoint any established institution, having a net worth of not less than $100,000,000 and whose regular business shall include the servicing of recreational vehicle and boat receivables, as the successor to the Servicer under this Agreement.

         (b) Upon appointment, the successor Servicer (including the Indenture Trustee acting as successor Servicer) shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Servicer and shall be entitled to the Servicing Fee and all the rights granted to the predecessor Servicer by the terms and provisions of this Agreement.

         (c) The Servicer may not resign except as contemplated by Section 7.05.

         (d) Notwithstanding anything herein to the contrary, any notice of termination delivered by Noteholders pursuant to Section 8.01 that (i) does not contain therein a date as of which such termination shall take effect or (ii) contains such a date of termination, shall be deemed, in the case of clauses (i) and (ii) to contain a date of termination which is no sooner than the date, established by the Indenture Trustee by notice to the Servicer, which shall be the earliest date practicable by which the Indenture Trustee is capable of assuming the functions of Servicer hereunder.

         SECTION 8.03 Repayment of Advances. If the Servicer shall change, the predecessor Servicer shall be entitled to receive reimbursement for Outstanding Advances pursuant to Section 5.04 with respect to all Advances made by the predecessor Servicer.

         SECTION 8.04 Notification to Noteholders. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article VIII, the Indenture Trustee shall give prompt written notice thereof to Noteholders and the Rating Agencies.

         SECTION 8.05 Waiver of Past Defaults. The holders of the majority of Notes of the Controlling Class may, on behalf of all Noteholders, waive in writing any default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from any of the Trust Accounts in accordance with this

Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.


                                   ARTICLE IX

                                   Termination

         SECTION 9.01  Optional Purchase of All Receivables.

         (a) If the Pool Balance is less than ten percent (10%) of the Initial Pool Balance as of the last day of any Collection Period, then the Servicer shall have the option to purchase all (but not less than all) of the Owner Trust Estate, other than the Trust Accounts, on any Monthly Payment Date following such day. To exercise such option, the Servicer shall deposit pursuant to
Section 5.05 in the Collection Account an amount equal to the aggregate of the Purchase Amounts for the Receivables (provided that if the Obligor of a Receivable is financially unable to make some or all of the payments on such Receivable, the Purchase Amount in respect of such Receivable shall be the fair market value of such Receivable), plus the appraised value of any other property held by the Trust other than the Trust Accounts (the value of any other property held by the Trust, other than the Trust Accounts to be determined as of the last day of the Collection Period preceding such Monthly Payment Date by an appraiser mutually agreed upon by the Servicer, the Owner Trustee and the Indenture Trustee), and shall succeed to all interests in and to the Trust. Notwithstanding the foregoing, the Servicer shall not be permitted to exercise such option unless the resulting distribution to the Noteholders on such Monthly Payment Date would be sufficient to pay the sum of the outstanding principal balance of the Notes plus all accrued and unpaid interest thereon. This Section
9.01 is subject to the terms and conditions of Section 10.01 of the Indenture.

         (b) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Residual Interestholder shall succeed to the rights of the Noteholders hereunder and the Owner Trustee shall succeed to the rights of, and assume the obligations of, the Indenture Trustee pursuant to this Agreement.


                                    ARTICLE X

                                  Miscellaneous

         SECTION 10.01 Amendment. This Agreement may be amended by the Issuer, the Depositor and the Servicer, with the consent of the Indenture Trustee, but without the consent of any other Person, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or Residual Interestholder; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Owner Trustee and the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder or the Residual Interestholder.

         This Agreement may also be amended from time to time by the Issuer, the Depositor and the Servicer, with the consent of the Indenture Trustee and the consent of the Majority Noteholders and the consent of the Residual Interestholder, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Residual Interestholder; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes or the Controlling Class of Notes required to consent to any such amendment, without the consent of the Holders of all of the outstanding Notes.

         Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to the Indenture Trustee and each of the Rating Agencies.

         It shall not be necessary for the consent of Noteholders or the Residual Interestholder pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

         Prior to the execution of or the consent to any amendment to this Agreement, the Owner Trustee and the Indenture Trustee shall be entitled to receive and rely upon (i) an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and (ii) the Opinion of Counsel referred to in Section 10.02(i). The Owner Trustee and the Indenture Trustee may, but shall not be obligated to, enter into or consent to any such amendment which affects the Owner Trustee's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

         SECTION 10.02 Protection of Title to Trust; Change of Name, Identity, Corporate Structure or Location of the Depositor, Etc.

         (a) The Depositor shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer and of the Indenture Trustee in the Receivables and in the proceeds thereof. The Depositor shall deliver (or cause to be delivered) to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

         (b) The Depositor shall not change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9- 402(7) of the UCC, unless it shall have given the Owner Trustee and the Indenture Trustee at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

         (c) The Depositor shall give the Owner Trustee and the Indenture Trustee at least 60 days' prior written notice of any relocation of its chief executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement. The Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

         (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

         (e) The Servicer shall maintain its computer systems so that, from and after the time of transfer under this Agreement of the Receivables, the Servicer's master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of the Issuer and the Indenture Trustee in such Receivable and that such Receivable is owned by the Issuer and has been pledged to the Indenture Trustee. Indication of the Issuer's and the Indenture Trustee's interest in a Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Receivable shall have been paid in full or shall have become a Purchased Receivable.

         (f) If at any time the Depositor or the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in recreational vehicle or boat receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been transferred to and is owned by the Issuer and has been pledged to the Indenture Trustee.

         (g) The Servicer shall permit the Indenture Trustee and its agents at any time during normal business hours to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Receivable.

         (h) Upon request, the Servicer shall furnish to the Owner Trustee or to the Indenture Trustee, within five Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished before such request indicating removal of Receivables from the Trust.

         (i) The Servicer shall deliver to the Owner Trustee and the Indenture Trustee, promptly after the execution and delivery of this Agreement, and of each amendment hereto and on each Monthly Payment Date occurring in March, an Opinion of Counsel (which may be an employee of the Servicer) stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest. Each such Opinion of Counsel shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

         (j) The Depositor shall, to the extent required by applicable law, cause the Notes and Certificates to be registered with the Commission pursuant to Section 12(b) or Section 12(g) of the Exchange Act within the time periods specified in such sections.

         SECTION 10.03 Notices. All demands, notices, directions, communications and instructions upon, to, or by the Depositor, the Servicer, the Owner Trustee, the Indenture Trustee or the Rating Agencies under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case the Servicer (so long as DFS is the Servicer), to Deutsche Financial Services Corporation, 655 Maryville Centre Drive, St. Louis, Missouri 63141,
Attention: Treasurer or Chief Legal Officer, (b) in the case of the Depositor, to Deutsche Recreational Asset Funding Corporation, 655 Maryville Centre Drive, St. Louis, Missouri 63141, Attention: President, (c) in the case of the Issuer or the Owner Trustee, at the Corporate Trust Office with respect to the Owner Trustee, (d) in the case of the Indenture Trustee, at the Corporate Trust Office with respect to the Indenture Trustee, (e) in the case of Fitch, to Fitch, Inc., One State Street Plaza, New York, New York 10004, Attention: Asset-Backed Securities Surveillance Group, (f) in the case of Standard & Poor's, to Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041, Attention: Asset Backed Surveillance Department and (g) in the case of Moody's, to Moody's Investors Service, 99 Church Street, New York, New York 10004, Attention: Moody's ABS Monitoring Group; or, as to each of the foregoing, at such other address as shall be designated by written notice to the other Persons listed in this Section.

         SECTION 10.04 Assignment. Notwithstanding anything to the contrary contained herein, except as provided in this Section, in Sections 6.05 and 7.03 of this Agreement and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Depositor or the Servicer. The parties hereto hereby acknowledge and consent to the mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of all right, title and interest of the Issuer in, to and under the Depositor Conveyed Property and/or the assignment of any or all of the Issuer's rights under this Agreement to the Indenture Trustee.

         SECTION 10.05 Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Depositor, the Servicer, the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders and the Residual Interestholder, and, except as expressly provided in this Agreement, nothing in this Agreement shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         SECTION 10.06 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 10.07 Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 10.08 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 10.09 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE PERFECTION (AND THE EFFECT OF PERFECTION OR NON- PERFECTION) OF THE INTERESTS OF ANY PERSON IN CONVEYED PROPERTY ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

         SECTION 10.10 Nonpetition Covenants. Notwithstanding any prior termination of this Agreement, the Servicer and the Depositor shall not acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer or the Boat Mortgage Trust under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of the property of the Issuer or the Boat Mortgage Trust, or ordering the winding up or liquidation of the affairs of the Issuer. Notwithstanding any prior termination of this Agreement, the Servicer and the Issuer shall not acquiesce, petition or otherwise invoke or cause the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Depositor under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor.

         SECTION 10.11 Limitation of Liability of Owner Trustee and Indenture Trustee.

         (a) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Wells Fargo Bank Minnesota, National Association, not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wells Fargo Bank Minnesota, National Association, in its individual capacity or, except as expressly provided in the Trust Agreement, as beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

         (b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by HSBC Bank USA, not in its individual capacity but solely as Indenture Trustee and in no event shall HSBC Bank USA have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

         SECTION 10.12 Waiver. Each of DFS, the Depositor, the Trust, the Owner Trustee and the Indenture Trustee hereby (a) acknowledges that Mayer, Brown & Platt represents (i) DFS, the Transferor, and the Depositor in connection with the transactions contemplated by the Basic Documents, (ii) Affiliates of the Transferor, DFS and the Depositor in other matters, (iii) underwriters of the Notes (and Affiliates of such underwriters) in other matters, (iv) the institutions which are the Indenture Trustee, the Boat Mortgage Trustee and the Owner Trustee (and Affiliates of such institutions) in other matters, and (v) the Specified Accountants in other matters, and (b) waives any conflict of interest relating thereto. Notwithstanding any other provision of this Agreement, Mayer, Brown & Platt is entitled to rely on this Section.

         SECTION 10.13 Separate Corporate Existence. The Depositor hereby acknowledges that the Trust is entering into the transactions contemplated by the Basic Documents in reliance upon the Depositor's identity as a legal entity separate from DFS and the Transferor. Therefore, the Depositor shall take all reasonable steps to make it apparent to third Persons that each of DFS and the Transferor is an entity with assets and liabilities distinct from those of the Depositor and any other Affiliate and that the Depositor is not a division of DFS or the Transferor or any other Person. Without limiting the foregoing, the Depositor shall (and shall cause each of DFS and the

Transferor to) operate and conduct its business and otherwise act in a manner which is consistent with the following:

         (a) The Depositor shall maintain its own stationery and other business forms separate from those of any other Person (including DFS and the Transferor) and shall conduct business in its own name.

         (b) The Depositor shall not need to maintain any office space of its own (apart from the office space used by Servicer) as part of its operations. If the Depositor utilizes any office space, such office space shall be clearly demarcated as being allocated to Depositor.

         (c) DFS or the Transferor may issue consolidated financial statements that shall include the Depositor, but such financial statements shall contain a footnote to the effect that DFS contributed certain Receivables to the Transferor, the Transferor then contributed the Receivables to the Depositor and the Depositor in turn contributed the Receivables to the Trust. Separate financial statements shall also be prepared for the Depositor. In addition to the aforementioned footnote to any consolidated financial statement, DFS, the Transferor and the Depositor shall take certain actions to disclose publicly the Depositor's separate existence and the transactions contemplated hereby, including, without limitation, through the filing of UCC financing statements. Neither DFS, the Transferor nor the Depositor has concealed or shall conceal from any interested party any transfers contemplated by the Basic Documents, although Obligors shall not be affirmatively informed in the first instance of the transfer of their obligations.

         (d) The Transferor has caused and shall continue to cause an Independent Director to be elected to the board of directors of the Depositor, and the Depositor shall compensate the Independent Director.

         (e) The Depositor shall not have its own employees, and the Depositor's business relating to the Receivables shall be primarily conducted through DFS as Servicer. However, any allocations of direct, indirect or overhead expenses for items shared among the Depositor, the Transferor and DFS that are not included as part of the Servicing Fee are and shall be made among such entities to the extent practical on the basis of actual use or value of services rendered and otherwise on a basis reasonably related to actual use or the value of services rendered.

         (f) DFS, the Depositor and the Transferor shall maintain their assets and liabilities in such a manner that it is not costly or difficult to segregate, ascertain or otherwise identify the individual assets and liabilities of the Depositor from those of the others or from those of any other Person, including any other subsidiary or other Affiliate of DFS. Except as set forth below, the Depositor shall maintain its own books of account and corporate records separate from DFS, the Transferor, and any other subsidiary or other Affiliate of DFS. The Depositor shall not commingle or pool its funds (or other assets) or liabilities with those of DFS, the Transferor, or any other subsidiary or Affiliate of DFS except as specifically provided in this Agreement with respect to the temporary commingling of collections of the Receivables and except with respect to the retention by DFS, in its capacity as Servicer, of the books and records pertaining to the Receivables. However, DFS shall not generally make the books and records relating to the Receivables available to any of the creditors of DFS or other interested persons, and in the rare instance when it does so, DFS simultaneously also shall provide the marked computer records and shall make such books and records available for the sole purpose of permitting creditors and other interested parties of DFS to verify the existence of DFS and performance of its duties as Servicer. The Depositor shall not maintain joint bank accounts or other depository accounts to which DFS, the Transferor, or any other subsidiary or Affiliate of DFS (other than DFS solely in its capacity as Servicer) has independent access.

         (g) Each of DFS and the Transferor, on the one hand, and the Depositor, on the other hand, shall strictly observe corporate formalities, including with respect to its dealings with the other. Specifically, no transfer of assets between DFS and the Transferor on the one hand, and the Depositor, on the other hand, shall be made without adherence to corporate formalities.

         (h) Neither the Depositor, on the one hand, or DFS, the Transferor, or any other subsidiary or other Affiliate of DFS, on the other hand, shall be, or shall hold itself out to be, responsible for the debts of the other, or, except as provided in this Agreement with respect to the duties of the Servicer, the decisions or actions respecting the daily business and affairs of the other, except as contemplated by the expense reimbursement and indemnification provisions of the Basic Documents and any underwriting agreement executed in connection therewith.

         (i) All distributions made by the Depositor to the Transferor as its sole shareholder shall be made in accordance with applicable law.

         (j) Any other transactions between DFS and the Depositor or DFS and the Transferor permitted by (although not expressly provided for in the Basic Documents) shall be fair and equitable to DFS, the Depositor and the Transferor, shall be the type of transaction that would be entered into by a prudent Person in the position of DFS, the Depositor or the Transferor vis a vis each other, and shall be on terms that are at least favorable as may be obtained from a Person who is not DFS, the Depositor or the Transferor.

         (k) The Depositor is not named, and has not entered into any agreement to be named, directly or indirectly, as a direct or contingent beneficiary or loss payee on any insurance policy covering the property of DFS, the Transferor or any other subsidiary or other Affiliate of DFS except for an insurance policy with respect to the liability of directors and officers maintained by Deutsche Bank AG for the benefit of its direct and indirect subsidiaries.

         SECTION 10.14 Submission to Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally:

         (a) submits for itself and its property in any legal action or proceeding relating to this Agreement or any other Basic Document or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

         (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

         (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address set forth in Section 10.03 or at such other address notified to the other parties to this Agreement pursuant thereto; and

         (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

         SECTION 10.15 Tax Treatment. The parties hereto agree to treat (and DFS shall cause the Transferor to treat) the Trust and the Notes for tax purposes in a manner which is consistent with the applicable tax treatment specified in the other Basic Documents.

                               [SIGNATURES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Transfer and Servicing Agreement to be duly executed as of the day and year first above written.

                                    DISTRIBUTION FINANCIAL SERVICES RV/MARINE
                                    TRUST 2001-1

                                    By: Wells Fargo Bank Minnesota, National
                                    Association, not in its individual capacity
                                    but solely as Owner Trustee on behalf of the
                                    Trust


                                    By:
                                         ---------------------------------------
                                    Name:
                                           -------------------------------------
                                    Title:
                                             -----------------------------------


                                    DEUTSCHE RECREATIONAL ASSET FUNDING
                                    CORPORATION, as Depositor


                                    By: /s/ Richard C. Goldman
                                        ----------------------------------------
                                            Richard C. Goldman
                                            Vice President


                                    By: /s/ Joseph B. Thomas
                                        ----------------------------------------
                                            Joseph B. Thomas
                                            Treasurer



                                    DEUTSCHE FINANCIAL SERVICES CORPORATION, as Servicer


                                    By: /s/ Richard C. Goldman
                                        ----------------------------------------
                                            Richard C. Goldman
                                            Executive Vice President


                                    By: /s/ Joseph B. Thomas
                                        ----------------------------------------
                                            Joseph B. Thomas
                                            Vice President

Acknowledged, accepted and agreed to
as of the day and year first above written:

HSBC Bank USA,
not in its individual capacity but
solely as Indenture Trustee

By: /s/ Todd N. Niemy
    --------------------------------------
Name: Todd N. Niemy
Title:   Vice President

                                   APPENDIX A

                                   DEFINITIONS

         "Act" has the meaning specified in Section 11.03(a) of the Indenture.

         "Advance" means the amount of interest, as of the close of business on the last day of a Collection Period, which the Servicer advances on the Receivables pursuant to Section 5.04 of the Transfer and Servicing Agreement.

         "Affiliate" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Amount Financed" means with respect to a Receivable, the amount advanced toward the purchase price of the Financed Asset and any related costs.

         "Annual Percentage Rate" or "APR" of a Receivable means the annual rate of finance charges stated in the related Contract.

         "Assignment of Preferred Mortgage" means, with respect to each Federally Documented Boat, an assignment in substantially the form attached as an exhibit to the Boat Mortgage Trust Agreement.

         "Authorized Officer" means, with respect to the Issuer, any officer of the Owner Trustee or Depositor who is authorized to act for the Owner Trustee or the Depositor, as applicable, in matters relating to the Issuer and who is identified on a signature resolution, an incumbency certificate or other similar certificate delivered by the Owner Trustee or the Depositor, as applicable, to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

         "Average Sixty-Day Delinquency Ratio" means the ratio of the average of the aggregate Principal Balances of Receivables delinquent 60 days or more for the preceding three Collection Periods to the average Pool Balance for such preceding three Collection Periods.

         "Basic Documents" means the Transfer and Servicing Agreement, the DFS/Ganis Transfer Agreement, the Ganis/Depositor Transfer Agreement, the Indenture, the Trust Agreement, the Boat Trust Agreement and any Assignments of Preferred Mortgage related thereto and the Note Depository Agreement and the other documents and certificates delivered in connection therewith.

         "Benefit Plan" has the meaning assigned to such term in Section 11.13 of the Trust Agreement.

         "Boat Mortgage Trust" means the DFS Ganis Boat Mortgage Trust, formed pursuant to the Boat Mortgage Trust Agreement.

         "Boat Mortgage Trust Agreement" means the Boat Mortgage Trust Agreement dated as of May 1, 2001 among DFS, Ganis and Wilmington Trust Company, as trustee, as amended, amended and restated, supplemented or otherwise modified from time to time.

         "Boat Mortgage Trustee" means the trustee of the Boat Mortgage Trust. As of the Closing Date, Wilmington Trust Company is the Boat Mortgage Trustee.

         "Book-Entry Notes" means a beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.10 of the Indenture.

         "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in the State of New York are authorized or obligated by law, regulation or executive order to remain closed.

         "Certificated Item" means a "certificated security" as defined in
Section 8-102(a)(4) of the UCC.

         "Class" means any one of the classes of Notes, i.e., the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes, the Class B Notes, the Class C Notes or the Class D Notes.

         "Class A-1 Interest Rate" means 2.82% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months).

         "Class A-2 Interest Rate" means 4.05% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months).

         "Class A-3 Interest Rate" means 4.74% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months).

         "Class A-4 Interest Rate" means 5.67% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months).

         "Class A-5 Interest Rate" means 6.19% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months).

         "Class B Interest Rate" means 6.43% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months).

         "Class C Interest Rate" means 6.86% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months).

         "Class D Interest Rate" means 7.73% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months).

         "Class A-1 Noteholder" means the Person in whose name a Class A-1 Note is registered in the Note Register.

         "Class A-2 Noteholder" means the Person in whose name a Class A-2 Note is registered in the Note Register.

         "Class A-3 Noteholder" means the Person in whose name a Class A-3 Note is registered in the Note Register.

         "Class A-4 Noteholder" means the Person in whose name a Class A-4 Note is registered in the Note Register.

         "Class A-5 Noteholder" means the Person in whose name a Class A-5 Note is registered in the Note Register.

         "Class B Noteholder" means the Person in whose name a Class B Note is registered in the Note Register.

         "Class C Noteholder" means the Person in whose name a Class C Note is registered in the Note Register.

         "Class D Noteholder" means the Person in whose name a Class D Note is registered in the Note Register.

         "Class A Notes" means the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes and Class A-6 Notes.

         "Class A-1 Notes" means the 2.82% Asset Backed Notes, Class A-1, substantially in the form of Exhibit A to the Indenture.

         "Class A-2 Notes" means the 4.05% Asset Backed Notes, Class A-2, substantially in the form of Exhibit A to the Indenture.

         "Class A-3 Notes" means the 4.74% Asset Backed Notes, Class A-3, substantially in the form of Exhibit A to the Indenture.

         "Class A-4 Notes" means the 5.67% Asset Backed Notes, Class A-4, substantially in the form of Exhibit A to the Indenture.

         "Class A-5 Notes" means the 6.19% Asset Backed Notes, Class A-5, substantially in the form of Exhibit A to the Indenture.

         "Class B Notes" means the 6.43% Asset Backed Notes, Class B, substantially in the form of Exhibit A to the Indenture.

         "Class C Notes" means the 6.86% Asset Backed Notes, Class C, substantially in the form of Exhibit A to the Indenture.

         "Class D Notes" means the 7.73% Asset Backed Notes, Class D, substantially in the form of Exhibit A to the Indenture.

         "Class A-1 Stated Maturity Date" means the Monthly Payment Date in November 2008.

         "Class A-2 Stated Maturity Date" means the Monthly Payment Date in August 2010.

         "Class A-3 Stated Maturity Date" means the Monthly Payment Date in May 2013.

         "Class A-4 Stated Maturity Date" means the Monthly Payment Date in January 2017.

         "Class A-5 Stated Maturity Date" means the Monthly Payment Date in November 2022.

         "Class B Stated Maturity Date" means the Monthly Payment Date in November 2022.

         "Class C Stated Maturity Date" means the Monthly Payment Date in November 2022.

         "Class D Stated Maturity Date" means the Monthly Payment Date in November 2022.

         "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

         "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         "Clearing Corporation" has the meaning specified in Section 8-102(a)(5) of the UCC.

         "Clearing Corporation Item" means securities which are in the custody of or maintained on the books of a Clearing Corporation or a nominee subject to the control of a Clearing Corporation and, if they are Certificated Items in registered form, properly endorsed to or registered in the name of the Clearing Corporation or such nominee.

         "Clearstream" means Clearstream Banking, Luxembourg, a limited liability company organized under the laws of the Grand Duchy of Luxembourg.

         "Clearstream Item" means a "security" as defined in Section 8-102(a)(15) of the UCC that (i) is a debt or equity security and (ii) is capable of being transferred to the Indenture Trustee's account at Clearstream pursuant to Section 5.01 of the Transfer and Servicing Agreement.

         "Closing Date" means November 27, 2001.

         "Coast Guard" means the National Vessel Documentation Center of the United States Coast Guard.

         "Code" means the Internal Revenue Code of 1986, as amended, and Treasury Regulations promulgated thereunder.

         "Collateral" has the meaning specified in the Granting Clause of the Indenture.

         "Collection Account" means the account designated as such, established and maintained pursuant to Section 5.01(a) of the Transfer and Servicing Agreement.

         "Collection Period" means a calendar month. Any amount stated as of the last day of a Collection Period or as of the first day of a Collection Period shall give effect to the following calculations as determined as of the close of business on such last day: (1) all applications of collections, (2) all Advances and reductions of Outstanding Advances and (3) all distributions to be made on the following Monthly Payment Date.

         "Commission" has the meaning specified in Section 1.02 of the Indenture.

         "Computer Tape" means the computer tape, containing information on the DFS Receivables and the Transferor Receivables, delivered by DFS to the Issuer on or prior to the Closing Date.

         "Contract" means a retail installment sale contract or installment loan contract relating to a recreational vehicle or boat.

         "Controlling Class" means, with respect to any Outstanding Notes, the Class A Notes (voting together as a single class) as long as any Class A Notes are Outstanding, and thereafter the Class B Notes as long as any Class B Notes are Outstanding, and thereafter the Class C Notes as long as any Class C Notes are Outstanding, and thereafter the Class D Notes as long as any Class D Notes are Outstanding -- excluding Notes held by the Depositor, the Servicer or their affiliates.

         "Corporate Trust Office" or "Corporate Trust Administration Department" means (i) the office of the Indenture Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution of the Indenture is located at 10 East 40th Street, New York, New York 10016; or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Depositor, or the principal corporate trust office of any successor Indenture Trustee (of which address such successor Indenture Trustee shall notify the Noteholders and the Depositor) and (ii) with respect to the Owner Trustee, the office of the Owner Trustee located at Sixth & Marquette, Minneapolis, Minnesota 55479-0070 or at such other address outside of New York as the Owner Trustee may designate by notice to the Residual Interestholder, the Indenture Trustee, the Noteholders, the Residual Interestholder and the Depositor, or the principal corporate trust office of any successor Owner Trustee (of which address such successor Owner Trustee shall notify the Residual Interestholder, the Indenture Trustee and the Depositor).

         "Crossover Date" means December 15, 2005.

         "Cumulative Realized Losses" means with respect to any Monthly Payment Date (1) the aggregate Principal Balance of all Receivables that have become Defaulted Receivables during any Collection Period from the Cutoff Date through the Collection Period preceding the Payment Date minus (2) all Liquidation Proceeds.

         "Cutoff Date" means October 31, 2001.

         "Dealer" means the dealer which sold a Financed Asset to an Obligor and, if applicable, which originated and assigned the related Receivable to DFS or the Transferor, as the case may be.

         "Dealer Agreement" means an agreement between a Dealer and DFS or the Transferor, as the case may be, pursuant to which DFS or the Transferor, as the case may be, purchased one or more Receivables.

         "Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

         "Defaulted Receivable" means a Receivable as to which (a) all or any part of a scheduled payment is 120 days past due and the Servicer has not repossessed the related Financed Asset or (b) the Servicer has repossessed and liquidated the related Financed Asset, whichever occurs first or (c) without duplication, any other Receivable charged off under the Servicer's credit and collection policy.

         "Definitive Notes" has the meaning specified in Section 2.10 of the Indenture.

         "Depositor" means Deutsche Recreational Asset Funding Corporation, in its capacity as depositor under the Transfer and Servicing Agreement, and its successors in interest.

         "Depositor Conveyed Property" has the meaning specified in Section 2.01 of the Transfer and Servicing Agreement.

         "Determination Date" means, with respect to any Monthly Payment Date and the Collection Period immediately preceding such Monthly Payment Date, the Business Day immediately preceding such Monthly Payment Date.

         "DFS" means Deutsche Financial Services Corporation, a Nevada corporation, or its successors in interest.

         "DFS Conveyed Property" has the meaning specified in Section 2.01 of the DFS/Ganis Transfer Agreement.

         "DFS Receivables" has the meaning specified in Section 2.01 of the DFS/Ganis Transfer Agreement.

         "DFS/Ganis Transfer Agreement" means the DFS/Ganis Transfer Agreement dated as of November 1, 2001 between DFS and Ganis, as amended, amended and restated or otherwise modified from time to time.

         "Eligible Deposit Account" means either (1) a segregated account with an Eligible Institution or (2) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from each Rating Agency in one of its generic rating categories that signifies investment grade.

         "Eligible Institution" means (1) the corporate trust department of the Indenture Trustee or the Owner Trustee, or (2) a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), (i) which has either (A) a long-term unsecured debt rating of AAA by Standard & Poor's, AAA by Fitch and Aaa by Moody's or (B) a certificate of deposit rating of A-1+ by Standard & Poor's, F1+ by Fitch and P-1 by Moody's, or any other long-term, short-term or certificate of deposit rating acceptable to the Rating Agencies and (ii) whose deposits are insured by the FDIC. If so qualified, the Indenture Trustee or the Owner Trustee may be considered an Eligible Institution for the purposes of clause (2) of this definition.

         "Eligible Investments" means book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

         (1) direct obligations of, and obligations fully guaranteed as to the full and timely payment by, the United States of America;

         (2) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or State banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies in the highest investment category granted thereby;

         (3) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest investment category granted thereby;

         (4) investments in money market funds having a rating from each of the Rating Agencies in the highest investment category granted thereby (including funds for which the Indenture Trustee or any agent of the Indenture Trustee or the Owner Trustee or any of their respective Affiliates is investment manager or advisor);

         (5) bankers' acceptances issued by any depository institution or trust company referred to in clause (2) above;

         (6) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (2);

         (7) repurchase obligations with respect to any security or whole loan, entered into with (i) a depository institution or trust company (acting as principal) described in clause (2) above (except that the rating referred to in the proviso in such clause (b) shall be A-1 or higher in the case of Standard & Poor's) (such depository institution or trust company being referred to in this definition as a "financial institution"), (ii) a broker/dealer (acting as principal) registered as a broker or dealer under Section 15 of the Exchange Act (a "broker/dealer") the unsecured short-term debt obligations of which are rated F1+ by Fitch, at least A-1 by Standard & Poor's and P-1 by Moody's at the time of entering into such repurchase obligation (a "rated broker/dealer"), (iii) an unrated broker/dealer (an "unrated broker/dealer"), acting as principal, that is a wholly-owned subsidiary of a non-bank holding company the unsecured short-term debt obligations of which are rated F1+ by Fitch, at least A-1 by Standard & Poor's and P-1 by Moody's at the time of entering into such repurchase obligation (a "Rated Holding Company") or (iv) an unrated subsidiary (a "Guaranteed Counterparty"), acting as principal, that is a wholly-owned subsidiary of a direct or indirect parent Rated Holding Company, which guarantees such subsidiary's obligations under such repurchase agreement; provided that the following conditions are satisfied:

                  (A) the aggregate amount of funds invested in repurchase obligations of a financial institution, a rated broker/dealer, an unrated broker/dealer or Guaranteed Counterparty in respect of which the Standard & Poor's unsecured short-term ratings are A-1 (in the case of an unrated broker/dealer or Guaranteed Counterparty, such rating being that of the related Rated Holding Company) shall not exceed 20% of the sum of the then outstanding principal balance of the Notes (there being no limit on the amount of funds that may be invested in repurchase obligations in respect of which such Standard & Poor's rating is A-1+ (in the case of an unrated broker/dealer or Guaranteed Counterparty, such rating being that of the related Rated Holding Company));

                  (B) in the case of the Reserve Account, the rating from Standard & Poor's in respect of the unsecured short-term debt obligations of the financial institution, rated broker/dealer, unrated broker/dealer or Guaranteed Counterparty (in the case of an unrated broker/dealer or Guaranteed Counterparty, such rating being that of the related Rated Holding Company) shall be A-1+;

                  (C) the repurchase obligation must mature within 30 days of the date on which the Indenture Trustee or the Issuer, as applicable, enters into such repurchase obligation;

                  (D) the repurchase obligation shall not be subordinated to any other obligation of the related financial institution, rated broker/dealer, unrated broker/dealer or Guaranteed Counterparty;

                  (E) the collateral subject to the repurchase obligation is held, in the appropriate form, by a custodial bank on behalf of the Indenture Trustee or the Issuer, as applicable;

                  (F) the repurchase obligation shall require that the collateral subject thereto shall be marked to market daily;

                  (G) in the case of a repurchase obligation of a Guaranteed Counterparty, the following conditions shall also be satisfied:

                           (i) the Indenture Trustee or the Issuer, as
                  applicable, shall have received an opinion of counsel (which may be in- house counsel) to the effect that the guarantee of the related Rated Holding Company is a legal, valid and binding agreement of the Rated Holding Company, enforceable in accordance with its terms, subject as to enforceability to bankruptcy, insolvency, reorganization and moratorium or other similar laws affecting creditors' rights generally and to general equitable principles;

                           (ii) the Indenture Trustee or the Issuer, as
                  applicable, shall have received (x) an incumbency certificate for the signer of such guarantee, certified by an officer of such Rated Holding Company and (y) a resolution, certified by an officer of the Rated Holding Company, of the board of directors (or applicable committee thereof) of the Rated Holding Company authorizing the execution, delivery and performance of such guarantee by the Rated Holding Company;

                           (iii) the only conditions to the obligation of such
                  Rated Holding Company to pay on behalf of the Guaranteed Counterparty shall be that the Guaranteed Counterparty shall not have paid under such repurchase obligation when required (it being understood that no notice to, demand on or other action in respect of the Guaranteed Counterparty is necessary) and that the Indenture Trustee or the Issuer shall make a demand on the Rated Holding Company to make the payment due under such guarantee;

                           (iv) the guarantee of the Rated Holding Company shall
                  be irrevocable with respect to such repurchase obligation and shall not be subordinated to any other obligation of the Rated Holding Company; and

                           (v) each of Standard & Poor's, Fitch and Moody's has
                  confirmed in writing to the Indenture Trustee or Issuer, as applicable, that it has reviewed the form of the guarantee of the Rated Holding Company and has determined that the issuance of such guarantee shall not result in the downgrade or withdrawal of the ratings assigned to the Notes.

                  (H) the repurchase obligation shall require that the repurchase obligation be overcollateralized and shall provide that, upon any failure to maintain such overcollateralization, the repurchase obligation shall become due and payable, and unless the repurchase obligation is satisfied immediately, the collateral subject to the repurchase agreement shall be liquidated and the proceeds applied to satisfy the unsatisfied portion of the repurchase obligation;

         (8) any other investment with respect to which the Issuer or the Servicer has received written notification from the Rating Agencies that the acquisition of such investment as an Eligible Investment shall not result in a withdrawal or downgrading of the ratings on the Notes.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Euroclear" means Euroclear Bank S.A./N.V., as operator of the Euroclear system.

         "Euroclear Item" means a "security" as defined in Section 8-102(a)(15) of the UCC that (i) is a debt or equity security and (ii) is capable of being transferred to the Indenture Trustee's account at Euroclear pursuant to Section
5.01 of the Transfer and Servicing Agreement.

         "Event of Default" has the meaning specified in Section 5.01 of the Indenture.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Executive Officer" means, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

         "Expenses" has the meaning specified in Section 8.02 of the Trust Agreement.

         "FDIC" means the Federal Deposit Insurance Corporation or any successor organization.

         "Federally Documented Boat" means a Financed Boat that is documented under Chapter 121 of Title 46 of the United States Code.

         "Fidelity Bond" means a fidelity bond to be maintained by the Servicer pursuant to Section 4.15 of the Transfer and Servicing Agreement.

         "Final Certification" has the meaning specified in Section 3.02 of the Transfer and Servicing Agreement.

         "Final Scheduled Payment Date" means, with respect to any Class of Notes, the Stated Maturity Date of such Class of Notes.

         "Financed Asset" means, as applicable, a Financed Boat and/or a Financed Vehicle.

         "Financed Boat" means a new or used sport or power boat (including any boat motors and accompanying trailers) or yacht (both power and sail), together with all accessions thereto, securing an Obligor's indebtedness under the respective Receivable.

         "Financed Vehicle" means a new or used recreational vehicle, together with all accessions thereto, securing an Obligor's indebtedness under the respective Receivable.

         "First Priority Principal Distribution Amount" means, with respect to any Monthly Payment Date, an amount equal to the excess, if any, of (a) the Outstanding Amount of the Class A Notes as of the Monthly Payment Date preceding such Monthly Payment Date (after giving effect to any principal payments made on the Class A Notes on the Monthly Payment Date preceding such Monthly Payment
Date), over (b) the Pool Balance at the end of the related Collection Period; provided, however, that the First Priority Principal Distribution Amount shall not exceed the Outstanding Amount of all of the Notes on such Monthly Payment Date (prior to giving effect to any principal payments made on the Notes on such Monthly Payment Date); and provided, further that the First Priority Principal Distribution Amount on or after the Stated Maturity Date of a class of Class A Notes shall not be less than the amount that is necessary to reduce the Outstanding Amount of such class of Class A Notes and all earlier maturing classes of Class A Notes to zero.

         "Fitch" means Fitch, Inc. or its successor.

         "Ganis" means Ganis Credit Corporation, a Delaware corporation, or its successors in interest.

         "Ganis/Depositor Transfer Agreement" means the Ganis/Depositor Transfer Agreement dated as of November 1, 2001 between Ganis and the Depositor, as the same may be amended, amended and restated or otherwise modified from time to time.

         "Government Item" means a security (other than a security issued by the Government National Mortgage Association) issued or guaranteed by the United States of America or an agency or instrumentality thereof representing a full faith and credit obligation of the United States of America and, with respect to each of the foregoing, that is maintained in book-entry form on the records of a Federal Reserve Bank.

         "Grant" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and a right of set-off against pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

         "Holder" means the Person in whose name a Note is registered on the Note Register.

         "Indemnified Parties" shall have the meaning specified in Section 8.02 of the Trust Agreement.

         "Indenture" means the Indenture dated as of November 1, 2001 between the Issuer and the Indenture Trustee, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time.

         "Indenture Trustee" means HSBC Bank USA, a New York banking corporation, as Indenture Trustee under the Indenture, or any successor Indenture Trustee under the Indenture.

         "Independent" means, when used with respect to any specified Person, that the Person (a) is in fact independent of the Issuer, any other obligor on the Notes, the Depositor and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Depositor or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Depositor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         "Independent Certificate" means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order, and such opinion or certificate shall state that the signer has read the definition of "Independent" in the Indenture and that the signer is Independent within the meaning thereof.

         "Independent Director" has the meaning specified in the articles of incorporation of the Depositor.

         "Initial Pool Balance" means $529,467,226.64.

         "Insolvency Event" means, with respect to a specified Person, (1) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (2) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

         "Instrument" has the meaning specified in Section 9-105(1)(i) of the UCC.

         "Insurance Policy" means, with respect to a Receivable, any insurance policy benefitting the holder of the Receivable providing loss or physical damage, credit life, credit disability, theft, mechanical breakdown or similar coverage with respect to the Financed Asset or the Obligor.

         "Interest Accrual Period" means the period from (and including) the 15th day of the preceding calendar month (or in the case of the first Monthly Payment Date, from and including the Closing Date) to and including the day preceding the 15th day of the current calendar month.

         "Interest Rate" means the interest rate for any one or more of the Classes of Notes, or collectively for all Classes of Notes, in each case as the context requires.

         "Investment Earnings" means the realized investment earnings (net of losses and investment expenses) on amounts on deposit in the Trust Accounts.

         "Issuer" means Distribution Financial Services RV/Marine Trust 2001-1, a New York common law trust, until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained herein and required by the TIA, each other obligor on the Notes.

         "Issuer Order" or "Issuer Request" means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

         "Lien" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to a Receivable by operation of law as a result of any act or omission by the related Obligor.

         "Lien Certificate" means, with respect to a Financed Asset, an original certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable State to a secured party which indicates that the lien of the secured party on the Financed Asset is recorded on the original certificate of title. In any jurisdiction in which the original certificate of title is required to be given to the Obligor, the term "Lien Certificate" means only a certificate or notification issued to a secured party by such Registrar of Titles.

         "Liquidation Proceeds" means, with respect to any Defaulted Receivable, the monies collected in respect thereof, from whatever source, on such Defaulted Receivable during the Collection Period in which such Receivable became a Defaulted Receivable, net of the sum of any amounts of expenses incurred by the Servicer in connection with such liquidation and any amounts required by law to be remitted to the Obligor on such Defaulted Receivable.

         "Majority Noteholders" means the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes.

         "Monthly Payment Date" means, with respect to each Collection Period, the 15th day of the following month or, if such day is not a Business Day, the immediately following Business Day, commencing on December 15, 2001.

         "Moody's" means Moody's Investors Service, Inc., or its successor.

         "Note" means any Class A Note, Class B Note, Class C Note or Class D Note.

         "Note Depository Agreement" means the agreement dated the Closing Date among the Trust, the Indenture Trustee, and The Depository Trust Company, as the initial Clearing Agency, relating to the Notes, as the same may be amended, amended and restated or otherwise modified from time to time.

         "Note Distribution Account" means the account designated as such, established and maintained pursuant to Section 5.01 of the Transfer and Servicing Agreement.

         "Note Owner" means, with respect to a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

         "Note Pool Factor" means, with respect to each Class of Notes as of the close of business on the last day of a Collection Period, a seven-digit decimal figure equal to the outstanding principal balance of such Class of Notes (after giving effect to any reductions thereof to be made on the immediately following Monthly Payment Date) divided by the original outstanding principal balance of such Class of Notes. The Note Pool Factor shall be 1.0000000 as of the Closing Date; thereafter, the Note Pool Factor shall decline to reflect reductions in the outstanding principal balance of such Class of Notes.

         "Note Register" and "Note Registrar" have the respective meanings specified in Section 2.04 of the Indenture.

         "Noteholder" means the Person in whose name a Note is registered on the Note Register.

         "Notes" means the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes.

         "Obligor" on a Receivable means the purchaser or co-purchasers of the Financed Asset and any other Person who owes payments under the Receivable.

         "Officer's Certificate" means a certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01 of the Indenture, and delivered to the Indenture Trustee and, with respect to any other Basic Document, means a certificate signed by (i) any vice president and (ii) the president, treasurer, assistant treasurer, secretary or assistant secretary of the Servicer (or any other Person specified in any such Basic Document as delivering an Officer's Certificate). Unless otherwise specified, any reference in the Indenture to an Officer's Certificate shall be to an Officer's Certificate signed by any Authorized Officer of the Issuer.

         "Opinion of Counsel" means one or more written opinions of counsel who may, except as otherwise expressly provided in the Indenture, be an employee of or counsel to the Issuer, the Servicer, the Transferor or the Depositor and who shall be satisfactory to the Indenture Trustee, and which opinion or opinions shall be addressed to the Indenture Trustee as Indenture Trustee, shall comply with any applicable requirements of Section 11.01 of the Indenture and shall be in form satisfactory to the Indenture Trustee.

         "Original Trust Agreement" is defined in the preamble to the Trust Agreement.

         "Outstanding" means, as of any date of determination, all Notes theretofore authenticated and delivered under the Indenture except:

                  (i) Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

                  (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision for such notice has been made, satisfactory to the Indenture Trustee); and

                  (iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

         provided, that in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver under any Basic Document, (x) Notes owned by the Issuer, any other obligor upon the Notes, the Depositor, the Transferor or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee knows to be so owned shall be so disregarded (Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Depositor, the Transferor or any Affiliate of any of the foregoing Persons), and (y) clause (ii) of this definition of Outstanding shall be disregarded; provided further, that when monies referred to in clause (ii) of this definition are payable to Noteholders, then the related Notes shall be deemed to be Outstanding until the principal balances of such Notes shall have been reduced to zero.

         "Outstanding Amount" means the aggregate principal amount of all Notes, or Class of Notes, as applicable, Outstanding at the date of determination.

         "Outstanding Advances" on the Receivables means the sum, as of the close of business on the last day of a Collection Period, of all Advances as reduced as provided in Section 5.04 of the Transfer and Servicing Agreement.

         "Owner Trust Estate" means all right, title and interest of the Trust in and to the property and rights assigned to the Trust pursuant to Article II of the Transfer and Servicing Agreement, all funds on deposit from time to time in the Trust Accounts and all other property of the Trust from time to time, including any rights of the Owner Trustee and the Trust pursuant to the Transfer and Servicing Agreement.

         "Owner Trustee" means Wells Fargo Bank Minnesota, National Association, a national banking association, not in its individual capacity but solely as owner trustee under the Trust Agreement, and any successor Owner Trustee thereunder.

         "Parity Principal Distribution Amount" means amounts distributable pursuant to clause (x) of Section 8.02(c) of the Indenture.

         "Paying Agent" means the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section
6.11 of the Indenture and is authorized by the Issuer to make payments to and distributions from the Collection Account and the Principal Distribution Account, including payments of principal of or interest on the Notes on behalf of the Issuer.

         "Payment Default" means an Event of Default that occurs as a result of
(a) a failure of the Trust to pay interest when due on any of the Notes of the Controlling Class on any Monthly Payment Date, or (b) a failure to pay the Outstanding Amount of all of the Notes on a date selected for redemption of the Notes, or (c) a failure of the Trust to pay the Outstanding Amount of the Notes of a particular class on the Stated Maturity Date for such class of Notes.

         "Person" means any individual, corporation, limited liability company, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "Pool Balance" means, as of the close of business on the last day of a Collection Period, the aggregate Principal Balance of the Receivables as of such day (excluding Purchased Receivables and Defaulted Receivables).

         "Predecessor Note" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.05 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

         "Preferred Mortgage" means a mortgage covering a Financed Boat which is a "preferred mortgage" within the meaning of Section 31322 of Title 46 of the United States Code.

         "Principal Balance" means, with respect to a Receivable, as of the close of business on the last day of a Collection Period, the Amount Financed minus the sum of (i) the portion of all payments made by or on behalf of the related Obligor on or prior to such date and allocable to principal using the Simple Interest Method and (ii) any payment of the Purchase Amount for such Receivable allocable to principal.

         "Principal Distribution Account " means the administrative subaccount of the Note Distribution Account established and maintained as such pursuant to
Section 5.01.

         "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

         "Purchase Amount" means the amount, as of the close of business on the last day of a Collection Period, required to prepay in full a Receivable under the terms thereof including interest to the end of such Collection Period.

         "Purchased Receivable" means a Receivable purchased as of the close of business on the last day of a Collection Period by the Servicer pursuant to
Section 4.07 of the Transfer and Servicing Agreement, by DFS pursuant to Section
3.01 of the DFS/Ganis Transfer Agreement, by the Transferor pursuant to Section
3.01 of the Ganis/Depositor Transfer Agreement, or by the Depositor pursuant to
Section 3.01 of the Transfer and Servicing Agreement.

         "Rating Agency" means Fitch, Standard & Poor's and Moody's or, if no such organization or successor is any longer in existence, a nationally recognized statistical rating organization or other comparable Person designated by the Depositor, notice of which designation shall be given to the Indenture Trustee, the Owner Trustee and the Servicer.

         "Rating Agency Condition" means, with respect to any action, that (i) each Rating Agency (other than Moody's) shall have been given 10 Business Days (or such shorter period as is acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies shall have notified any of the Depositor, the Servicer, the Indenture Trustee, the Owner Trustee or the Issuer in writing that such action shall not result in a qualification, reduction or withdrawal of the then current rating of any Class of the Notes, and (ii) Moody's shall have been given 10 Business Days (or such shorter period as is acceptable to Moody's) prior notice thereof and copies of all documentation relating to the event requiring such Rating Agency Condition.

         "Receivable" means any Contract listed on Schedule A to the Transfer and Servicing Agreement (which Schedule may be in the form of microfiche, computer tape or other computer-readable form).

         "Receivable Files" means the documents specified in Section 3.02 of the Transfer and Servicing Agreement.

         "Record Date" means, with respect to any Monthly Payment Date (including the Redemption Date), the close of business on the day immediately preceding such Monthly Payment Date or, if Definitive Notes have been issued pursuant to Section 2.12 of the Indenture, the last day of the month immediately preceding such Monthly Payment Date.

         "Recoveries" means, with respect to any Receivable that becomes a Defaulted Receivable, monies collected in respect thereof, from whatever source, during any Collection Period following the Collection Period in which such Receivable became a Defaulted Receivable, net of the sum of (i) any amounts expended by the Servicer for the account of the Obligor and (ii) any amounts required by law to be remitted to the Obligor.

         "Redemption Date" is defined in Section 10.01 of the Indenture.

         "Redemption Price" means, in the case of a redemption of the Notes pursuant to Section 10.01 of the Indenture, an amount equal to the unpaid principal amount of the Notes redeemed plus accrued and unpaid interest thereon at the respective Interest Rates for each Class of Notes being so redeemed through the end of the Interest Accrual Period relating to the applicable Monthly Payment Date.

         "Registered Holder" means the Person in whose name a Note is registered on the Note Register on the applicable Record Date.

         "Registrar of Titles" means, with respect to any state, the governmental agency or body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and boats and liens thereon.

         "Regular Principal Distribution Amount" means, with respect to any Monthly Payment Date, an amount not less than zero equal to (x) the decrease in the Pool Balance during the related Collection Period minus (y) the sum of the First Priority Principal Distribution Amount, if any, the Second Priority Principal Distribution Amount, if any, and the Third Priority Principal Distribution Amount, if any, previously deposited to the Principal Distribution Account each with respect to such Monthly Payment Date; provided, however, that the Regular Principal Distribution Amount shall not exceed the Outstanding Amount of all of the Notes on such Monthly Payment Date (after giving effect to any principal payments made on the Notes on such Monthly Payment Date in respect of the First Priority Principal Distribution Amount, if any, the Second Priority Principal Distribution Amount, if any and the Third Priority Principal Distribution Amount, if any); and provided, further, that the Regular Principal Distribution Amount on or after the Stated Maturity Date for the Class D Notes shall not be less than the amount that is necessary to reduce the Outstanding Amount of the Class D Notes to zero.

         "Reserve Account" means the account designated as such, established and maintained pursuant to Section 5.01(a) of the Transfer and Servicing Agreement.

         "Reserve Account Initial Deposit" means an amount equal to $1,323,668.

         "Reserve Account Required Amount" means, with respect to any Monthly Payment Date, the lesser of $3,971,004 and Outstanding Amount of the Notes.

         "Residual Interest" means the beneficial undivided ownership interest in the Trust.

         "Residual Interestholder" means the Depositor in its capacity as the owner of the Residual Interest.

         "Residual Interestholder Distribution Account" has the meaning specified in Section 5.01 of the Trust Agreement.

         "Responsible Officer" means, with respect to the Indenture Trustee, any Trust Officer thereof.

         "Schedule of Receivables" means the list of the Receivables set forth in Schedule A to the Transfer and Servicing Agreement (which Schedule may be in the form of microfiche or computer tape or other computer-readable form).

         "Second Priority Principal Distribution Amount" means, with respect to any Monthly Payment Date, an amount not less than zero equal to (i) the excess, if any, of (a) the sum of the Outstanding Amount of the Class A Notes and the Outstanding Amount of the Class B Notes as of the Monthly Payment Date preceding such Monthly Payment Date (after giving effect to any principal payments made on the Class A Notes and Class B Notes on the Monthly Payment Date preceding such Monthly Payment Date) over (b) the Pool Balance at the end of the related Collection Period, minus (ii) the First Priority Principal Distribution Amount, if any, deposited to the Principal Distribution Account with respect to such Monthly Payment Date; provided, however, that the Second Priority Principal Distribution Amount shall not exceed the Outstanding Amount of the Notes on such Monthly Payment Date after giving effect to any principal payments made on the Notes on such Monthly Payment Date in respect of the First Priority Principal Distribution Amount, if any; and provided, further that the Second Priority Principal Distribution Amount on or after the Stated Maturity Date for the Class B Notes shall not be less than the amount that is necessary to reduce the Outstanding Amount of the Class B Notes to zero.

         "Securities" means the Notes.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Servicer" means DFS, as the servicer of the Receivables, and each successor to DFS (in the same capacity).

         "Servicer Default" has the meaning specified in Section 8.01 of the Transfer and Servicing Agreement.

         "Servicer's Certificate" means a certificate of the Servicer delivered pursuant to Section 4.09 of the Transfer and Servicing Agreement, substantially in the form of Exhibit B thereto.

         "Servicing Fee" means the fee payable to the Servicer for services rendered during each Collection Period, determined pursuant to Section 4.08 of the Transfer and Servicing Agreement.

         "Servicing Fee Rate" means 75 basis points (0.75%) per annum.

         "Ship Mortgage Statutes" means the federal ship mortgage statutes of the United States, as amended from time to time.

         "Simple Interest Method" means the method of allocating a payment with respect to a Receivable to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the stated APR multiplied by the unpaid principal balance of the Receivable multiplied by the period of time elapsed (as a fraction of a calendar year) since the preceding payment of interest was made and the remainder of such payment is allocable to reduce the principal.

         "Specified Accountants" means KPMG LLP.

         "Specified Agreement" has the meaning set forth in Section 2.13(a) of the Trust Agreement.

         "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor.

         "State" means any one of the 50 States of the United States of America or the District of Columbia.

         "Stated Maturity Date" means, with respect to (i) the Class A-1 Notes, the Class A-1 Stated Maturity Date; (ii) the Class A-2 Notes, the Class A-2 Stated Maturity Date; (iii) the Class A-3 Notes, the Class A-3 Stated Maturity Date; (iv) the Class A-4 Notes, the Class A-4 Stated Maturity Date; (v) the Class A-5 Notes, the Class A-5 Stated Maturity Date; (vi) the Class B Notes, the Class B Stated Maturity Date; (viii) the Class C Notes, the Class C Stated Maturity Date; or (ix) the Class D Notes, the Class D Stated Maturity Date.

         "Step Rate Receivable" means a Receivable which provides that the APR will increase to a different fixed rate from time to time during the term of such Receivable.

         "Successor Servicer" has the meaning specified in Section 3.07(e) of the Indenture.

         "Third Priority Principal Distribution Amount" means, with respect to any Monthly Payment Date, an amount not less than zero equal to (i) the excess, if any, of (a) the sum of the Outstanding Amount of the Class A Notes, the Outstanding Amount of the Class B Notes and the Outstanding Amount of the Class C Notes as of the Monthly Payment Date preceding such Monthly Payment Date (after giving effect to any principal payments made on the Class A Notes, Class B Notes and Class C Notes on the Monthly Payment Date preceding such Monthly Payment Date) over (b) the Pool Balance at the end of the related Collection Period preceding such Monthly Payment Date, minus (ii) the First Priority Principal Distribution Amount, if any, and the Second Priority Principal Distribution Amount, if any, deposited to the Principal

Distribution Account with respect to such Monthly Payment Date; provided, however, that the Third Priority Principal Distribution Amount shall not exceed the Outstanding Amount of the Notes on such Monthly Payment Date after giving effect to any principal payments made on the Notes on such Monthly Payment Date in respect of the First Priority Principal Distribution Amount, if any, and the Second Priority Principal Distribution Amount, if any; and provided, further that the Third Priority Principal Distribution Amount on or after the Stated Maturity Date for the Class C Notes shall not be less than the amount that is necessary to reduce the Outstanding Amount of the Class C Notes to zero.

         "Title Document" means (a) with respect to any Financed Boat subject to the Ship Mortgage Statutes, the documents (e.g., an abstract of title or a certificate of ownership issued by the Coast Guard) evidencing that a Preferred Mortgage has been duly recorded with the Coast Guard; and (b) with respect to any Financed Boat not subject to the Ship Mortgage Statutes, an original certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable State to a secured party which indicates that the lien of the secured party on the Financed Boat is recorded on the original certificate of title, provided that in any jurisdiction in which the original certificate of title is required to be given to the Obligor, the term "Title Document" means only a certificate or notification issued to a secured party by such Registrar of Titles.

         "Total Distribution Amount" means, with respect to any Monthly Payment Date, the sum of the following amounts, without duplication, with respect to the Receivables in respect of the Collection Period preceding such Monthly Payment
Date: (1) all collections on Receivables allocable to interest and principal,
(2) all Liquidation Proceeds or other collections attributable to accrued interest on or the principal amount of Receivables that became Defaulted Receivables during such Collection Period, plus interest on amounts in the Reserve Account, (3) all Advances made by the Servicer, (4) the Purchase Amount of each Receivable that became a Purchased Receivable during such Collection Period, (5) all Recoveries and (6) partial payments relating to refunds of extended warranty protection plan costs or of physical damage, credit life or disability insurance policy premiums, but only if such costs or premiums were financed by the respective Obligors thereon as of the date of the original contract and only to the extent not included under clause (1) above; provided, however, that in calculating the Total Distribution Amount the following shall be excluded: (i) all payments and proceeds (including Liquidation Proceeds) of any Purchased Receivables, the Purchase Amount of which has been included in the Total Distribution Amount in a prior Collection Period; (ii) amounts received in respect of interest on the Receivables (which amounts shall be determined based on the Simple Interest Method) during such preceding Collection Period in excess of the amount of interest that would be due on the aggregate Principal Balance of the Receivables during such Collection Period at their respective APRs if a payment were received on each Receivable during such Collection Period on the date payment is due under the terms of such Receivable; (iii) late payments of interest to the extent applied to reimbursement of Servicer Advances; and (iv) Liquidation Proceeds with respect to a Receivable attributable to accrued and unpaid interest thereon (but not including interest for the then current Collection Period) but only to the extent of any unreimbursed Advances.

         "Total Required Payment" means, with respect to any Monthly Payment Date, the sum of the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods, the accrued and unpaid interest on the Class A Notes, the First Priority Principal Distribution Amount, the accrued and unpaid interest on the Class B Notes, the Second Priority Principal Distribution Amount, the accrued and unpaid interest on the Class C Notes, the Third Priority Principal Distribution Amount, the accrued and unpaid interest on the Class D Notes, and the Regular Principal Distribution Amount; provided, however, that following the occurrence and during the continuation of an Event of Default which has resulted in an acceleration of the Notes, on any Monthly Payment Date until the Monthly Payment Date on which the Outstanding Amount of all the Notes has been paid in full, the Total Required Payment shall mean the sum of the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods, the accrued and unpaid interest on the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes and the amount necessary to reduce the Outstanding Amount of all the Notes to zero.

         "Transfer and Servicing Agreement" means the Transfer and Servicing Agreement dated as of November 1, 2001 among the Issuer, the Depositor, and DFS, as Servicer, as the same may be amended, amended and restated or otherwise modified from time to time.

         "Transferor" means Ganis.

         "Transferor Conveyed Property" has the meaning specified in Section
2.01 of the Ganis/Depositor Transfer Agreement.

         "Transferor Receivables" has the meaning specified in Section 2.01 of the Ganis/Depositor Transfer Agreement.

         "Treasury Regulations" means regulations, including proposed or temporary Regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

         "Trigger Event" will be in effect for a Monthly Payment Date commencing with the Crossover Date if one of the following conditions occur:

         - the Average Sixty-Day Delinquency Ratio as of the last day of the related Collection Period exceeds 5.00%;

         - the Cumulative Realized Losses as of the last day of the related Collection Period exceeds the following percentages of the original Pool Balance for the specified Monthly Payment
                  Date:

                  December 2005 through November 2006.....................3.50%
                  December 2006 through November 2007.....................4.25%
                  December 2007 and after.................................5.00%

         - the amount on deposit in the Reserve Account for two consecutive Monthly Payment Dates is less than the Reserve Account Required Amount, provided that this Trigger Event will no longer be in effect if the amount on deposit in the Reserve Account for three consecutive Monthly Payment Dates thereafter equals the Reserve Account Required Amount; or

         - the Outstanding Amount of the Notes immediately preceding the Monthly Payment Date is greater than the Pool Balance as of the last day of the second Collection Period preceding the Monthly Payment Date.

         "Trust" means the Issuer.

         "Trust Account Property" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), and all proceeds of the foregoing.

         "Trust Accounts" has the meaning specified in Section 5.01 in the Transfer and Servicing Agreement.

         "Trust Agreement" means the Amended and Restated Trust Agreement dated as of November 1, 2001 between the Depositor and the Owner Trustee, as the same may be further amended, amended and restated or otherwise modified from time to time.

         "Trust Estate" means all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of the Indenture for the benefit of the Noteholders (including, without limitation, all property and interests Granted to the Indenture Trustee), including all proceeds thereof.

         "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as in force on the Closing Date, unless otherwise specifically provided.

         "Trust Officer" means (i) in the case of the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee, including any Vice President, Assistant Vice President, Senior Trust Officer, Trust Officer, Secretary, Assistant Secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, and (ii) in the case of the Owner Trustee, any officer in the Corporate Trust Administration Department of the Owner Trustee with direct responsibility for the administration of the Trust Agreement and the other Basic Documents on behalf of the Owner Trustee.

         "UCC" means, unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

         "Uncertificated Item" means an "uncertificated security" as defined in
Section 8-102(a)(18) of the UCC.

                                   SCHEDULE A

                             Schedule of Receivables

         Delivered to the Owner Trustee and Indenture Trustee at Closing

                                   SCHEDULE B

                          Location of Receivable Files


                                 600 Anton Blvd.
                              Costa Mesa, CA 92626

                                    EXHIBIT A

              DISTRIBUTION FINANCIAL SERVICES RVMARINE TRUST 2001-1
                  MONTHLY PAYMENT DATE STATEMENT TO NOTEHOLDERS

Pool Balance

Distribution Allocable to Principal on Notes
  Class A-1 Notes:         ($ per $1,000 original principal amount)
  Class A-2 Notes:         ($ per $1,000 original principal amount)
  Class A-3 Notes:         ($ per $1,000 original principal amount)
  Class A-4 Notes:         ($ per $1,000 original principal amount)
  Class A-5 Notes:         ($ per $1,000 original principal amount)
  Class B Notes:           ($ per $1,000 original principal amount)
  Class C Notes:           ($ per $1,000 original principal amount)
  Class D Notes:           ($ per $1,000 original principal amount)

Distribution Allocable to Interest on Notes
  Class A-1 Notes:         ($ per $1,000 original principal amount)
  Class A-2 Notes:         ($ per $1,000 original principal amount)
  Class A-3 Notes:         ($ per $1,000 original principal amount)
  Class A-4 Notes:         ($ per $1,000 original principal amount)
  Class A-5 Notes:         ($ per $1,000 original principal amount)
  Class B Notes:           ($ per $1,000 original principal amount)
  Class C Notes:           ($ per $1,000 original principal amount)
  Class D Notes:           ($ per $1,000 original principal amount)

Note Balance After Giving Effect to Principal Distributions on Notes
  Class A-1 Notes
  Class A-2 Notes
  Class A-3 Notes
  Class A-4 Notes
  Class A-5 Notes
  Class B Notes
  Class C Notes
  Class D Notes

Note Pool Factor
  Class A-1 Notes
  Class A-2 Notes
  Class A-3 Notes
  Class A-4 Notes
  Class A-5 Notes

  Class B Notes
  Class C Notes
  Class D Notes

Servicing Fee

Servicing Fee Per $1,000 Note

Reserve Account Balance

Payments Received with Respect to Receivables During Most Recently Ended Collection Period

Amounts Allocated or Distributed on the Preceding Monthly Payment Date (including reconciliation of such amounts with information provided by the Servicer prior to current Monthly Payment Date)

Distribution to Residual Interestholder

Aggregate Purchase Amounts for Receivables, if any, that were purchased in the related Collection Period

                                    EXHIBIT B

                         SERVICER'S MONTHLY CERTIFICATE

             DISTRIBUTION FINANCIAL SERVICES RV/MARINE TRUST 2001-1



Determination Date:
Monthly Payment Date:
Collection Period Ending:

I.       Collection Account Summary

Total Available Funds:
  Principal and Interest Payments Received (including Prepayments):
  Net Liquidation Proceeds (including Rebates/Insurance Amounts):
  Current Monthly Interest Advance:
  Amount of Withdrawal, if any, from Reserve Account:
  Purchase Amounts for Purchased Receivables:


Total Distribution Amount Sent to Trustee:


II.      Excess or Shortfalls

  Amount of Interest Payments Due During the Collection Period for
  Receivables:
  Amount of Interest Payments Received During the Collection Period for
  Receivables:
  Amount of Current Month Excess/Shortfall:

III.     Calculation of Reserve Account Deposit/Withdrawals

  Reserve Account Required Amount:
  Beginning Reserve Account Balance:
  Deposits to Reserve Account (only if Reserve Account less than the Reserve Account Required Amount):

  Withdrawals from Reserve Account (to the extent there are shortfalls on payments of Interest or Principal):
  Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Monthly Payment Date):
Total Ending Reserve Account Balance:

IV.      Collections on Receivables

         (a)      Interest and Principal Payments Received:
                  Interest Payments Received:
                  Scheduled Principal Payments Received:
                  Principal Prepayments Received:
                  Total Interest and Principal Payments Received:

         (b)      Liquidation Proceeds:
                  Gross Proceeds of Defaulted Receivables (including Rebates/Insurance):
                           minus: Reasonable Expenses:
                  Net Liquidation Proceeds:

                  Allocation of Liquidation Proceeds:
                    Amount Allocable to Interest Payments:
                    Amount Allocable to Principal Payments:

         (c)      Purchase Amount--Receivables purchased from Trust:(1)

                    Amount Allocable to Interest:
                    Amount Allocable to Principal:

                      Total Collected Funds:

V.       Calculation of Servicing and Trustee Fees:
         Pool Balance of Receivables as of First Day of Collection Period:
           multiplied by Servicing Fee Rate:
           divided by Months per Year:
         Servicing Fee Amount:

         Pool Balance of Receivables as of First Day of Collection Period:
           multiplied by Trustee Fee Rate:
           divided by Months per Year:
         Trustee Fee Amount:

--------

         (1) Identify pursuant to Section 4.09 of the Transfer and Servicing Agreement.

VI.      Pool Balance and Portfolio Performance

         (a)      Pool Balance:
                    Initial Pool Balance:
                    Pool Balance as of Preceding Accounting Date:
                    Pool Balance as of Current Accounting Date
                    Age of Pool in Months:

         (b) Default and Delinquency Performance (Includes Repossessions and Bankruptcies):


             Current Month                    Number of Loans             Principal Balance            Percentage
             -------------                    ---------------             -----------------            ----------
30 - 59 Days Delinquent
60 - 89 Days Delinquent
90+ Days Delinquent
Defaults

Cumulative Defaults


Schedule of Liquidated Receivables
  Description of Boat or Vehicle
  Account Number
  Original Principal Balance of the Liquidated Receivables
  Outstanding Principal Balance of the Liquidated Receivables
  Gross Recovery
  Net of Expenses
  Chargeoff Date
  Repossession Date
  Liquidation Date

Current Period Defaulted Receivables:
  Description of Boat or Vehicle
  Account Number
  Original Principal Balance of the Defaulted Receivables
  Outstanding Principal Balance of the Defaulted Receivables
  Recovery Net of Expenses
  Chargeoff Date

Schedule of Repossession Inventory
  Description of Vehicle
  Account Number
  Original Principal Balance of the Defaulted Receivables

  Outstanding Principal Balance of the Defaulted Loan
  Recovery Net of Expenses
  Chargeoff Date
  Repossession Date

VII.     Distributions of the Total Distributable Amount
         Total Pool Factor:
         Note Pool Factor:

A.       Monthly Servicing Fee and any unpaid servicing fees from prior
         Monthly Payment Dates:
         Servicer Reimbursements for Mistaken Deposits or Postings of Checks Returned for Insufficient Funds (not Otherwise Reimbursed to Servicer):

VIII.    Pool Statistics

  Weighted Average Annual Percentage Rate
  Weighted Average Remaining Term

                                    EXHIBIT C

                        FINAL CERTIFICATION OF CUSTODIAN

             (date)



(to be addressed to the
Indenture Trustee)



         Re: Transfer and Servicing Agreement dated as of November 1, 2001, among Distribution Financial Services RV/Marine Trust 2001-1, Deutsche Recreational Asset Funding Corporation, and Deutsche Financial Services Corporation, as Servicer (the "Agreement")

Gentlemen:

         In accordance with the provisions of Section 3.02 of the above-referenced Agreement, the undersigned, as custodian, hereby certifies that as to each Receivable listed in the Schedule of Receivables, it has reviewed the related Receivable File and has determined that (i) all documents required to be delivered to it pursuant to the Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Receivable (for each of the Receivables listed on the attachment hereto a certified confirmation of the lien is included in the Receivables File in lieu of a fully executed original Title Document or Lien Certificate or application therefor), and (iii) based on its examination and only as to the foregoing documents, the information set forth in the Schedule of Receivables respecting such Receivable is correct. Capitalized terms used but not defined herein shall have the meanings provided by the Agreement.

                                         DEUTSCHE FINANCIAL SERVICES
                                         CORPORATION



                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------



                                       C-1